UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LightPath Technologies, Inc.

Annual Meeting of Stockholders

October 26, 2017

Notice and Proxy Statement

Dear LightPath Stockholder:	September [__], 2017

I am pleased to invite you to the Annual Meeting of the Stockholders of LightPath Technologies, Inc. The meeting will be held on Thursday, October 26, 2017 at 11:00 a.m. EDT at the Hyatt Regency Orlando International Airport Hotel. The address is 9300 Airport Boulevard, Orlando, Florida 32827. The purpose of the Annual Meeting is to vote on the following:

1.

To elect Class III directors to the Company’s Board of Directors;

2.

To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock from 40,000,000 shares to 50,000,000 shares;

3.

To approve an amendment to the Company’s Amended and Restated Omnibus Incentive Plan (the “Plan”) to increase the shares available for future grants under the Plan by 1,200,000 shares;

4.

To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K;

5.

To ratify the selection of BDO USA LLP as our independent registered public accounting firm; and

6.

To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

We hope you can join us at the meeting. Whether or not you expect to attend, please read the enclosed Proxy Statement, mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. Your vote is important, so please return your proxy card promptly.

Sincerely,
Robert Ripp
Chairman of the Board

___________________________________________________________
2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, October 26, 2017
_____________________

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc., a Delaware corporation. The meeting will be held on Thursday, October 26, 2017 at 11:00 a.m. EDT at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827. The purpose of the Annual Meeting is to vote on the following:

1.

To elect Class III directors to the Company’s Board of Directors;

2.

To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 shares to 50,000,000 shares;

3.

To approve an amendment to the Plan to increase the shares available for future grants under the Plan by 1,200,000 shares;

4.

To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K;

5.

To ratify the selection of BDO USA LLP as our independent registered public accounting firm; and

6.

To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on August 30, 2017 will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

Whether or not you expect to attend the meeting, please complete, date, sign, and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. You may attend the Annual Meeting and vote in person even if you have previously voted by proxy. Please note, if a broker, banks or other nominee holds your shares of record, and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,
J. James Gaynor
President & Chief Executive Officer
Orlando, Florida
September [__], 2017

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held October 26, 2017
_____________________

This Proxy Statement, and the enclosed proxy card, is solicited by the Board of Directors (the “Board”) of LightPath Technologies, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, October 26, 2017 at 11:00 a.m. EDT, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 11:00 a.m. EDT at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827.

References in this Proxy Statement to “LightPath,” “we,” “us,” “our,” or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 26, 2017.

This Proxy Statement, the enclosed proxy card, and the Annual Report for the fiscal year ended on June 30, 2017, are all available on our website at www.lightpath.com. With respect to the Annual Meeting and all of our future stockholder meetings, please contact Dorothy Cipolla at 1-800-472-3486 ext. 305, or dcipolla@lightpath.com, to request a copy of the proxy statement, annual report, or proxy card, or to obtain directions to such meeting.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated Robert Ripp, Chairman of the Board, as proxy for the Annual Meeting.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about September [__], 2017 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on August 30, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 24,247,471 shares of Class A common stock, par value $0.01 per share (the “Class A common stock”), our only class of common stock, outstanding and entitled to vote.

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Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Even if you complete and return your proxy card, you may still vote in person if you are able to attend the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of two Class III directors to our Board; (ii) the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 shares to 50,000,000 shares; (iii) the approval of an amendment to the Plan to increase the shares available for future grants under the Plan by 1,200,000 shares; (iv) an advisory vote of the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (a “say-on-pay” vote); and (v) the ratification of the selection of BDO USA LLP as our independent registered public accounting firm. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

Why is it important for me to vote?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm under Item No. 5 is a “discretionary” matter. The election of directors under Item No. 1, the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock under Item No. 2, the proposal to amend the Plan to increase the number of shares available for future grants under the Plan under Item No. 3, and the say-on-pay vote under Item No. 4 are “non-discretionary” items.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Item No.	Voting Choices and Board Recommendation
Item 1: Election of Director Nominees	• Vote “For” any or all of the nominees listed • Vote “Withhold” to withhold your vote for any or all of the nominees listed The Board recommends voting “For” all of the nominees listed.
Item 2: Approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock

•

Vote “For” the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock

•

Vote “Against” the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock

•

Abstain from voting on this item

The Board recommends voting “For” the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock.

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Item 3: Approve an amendment to the Plan to increase the shares available for future grants under the Plan

•

Vote “For” the approval of an amendment to the Plan to increase the shares available for future grants under the Plan

•

Vote “Against” the approval of an amendment to the Plan to increase the shares available for future grants under the Plan

•

Abstain from voting on this item

The Board recommends voting “For” the approval of an amendment to the Plan to increase the shares available for future grants under the Plan.

Item 4: Approve the compensation of our named executive officers

•

Vote “For” the approval of the compensation of our named executive officers

•

Vote “Against” the approval of the compensation of our named executive officers

•

Abstain from voting on this item

The Board recommends voting “For” the approval of the compensation of our named executive officers.

Item 5: Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm

•

Vote “For” the ratification of the appointment

•

Vote “Against” the ratification of the appointment

•

Abstain from voting on this item

The Board recommends voting “For” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card.

•

To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock you owned as of the Record Date.

What if I return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•	FOR the nominees listed under Item No. 1;
•	FOR the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock under Item No. 2;
•	FOR the approval of an amendment to the Plan to increase the number of shares available for future grants under Item No. 3;
•	FOR the compensation of our named executive officers under Item No. 4; and
•	FOR the ratification of BDO USA LLP, as our independent registered public accounting firm under Item No. 5.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 314. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

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Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

•

completing, signing, and submitting a new proxy card with a later date;

•

sending written notice of revocation to our Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Annual Meeting; or

•

voting in person at the Annual Meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of Class A common stock entitled to vote must be present at the Annual Meeting (in person or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the record date, there were 24,247,471 outstanding shares of Class A common stock (including all restricted stock awards at such date) entitled to vote. Thus, 12,123,736 shares must be present at the Annual Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy card or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Annual Meeting (in person or represented by proxy) may adjourn the meeting to another date.

How many votes are needed to approve the items?

The election of directors under Item No. 1 is determined by a plurality of the votes of the shares present in person or by proxy and entitled to vote at the election of directors at the Annual Meeting. “Plurality” generally means that the individuals getting the highest number of votes will be elected. In uncontested elections, nominees will be elected, provided, that there is a quorum and stockholders vote. A properly executed proxy marked “Withhold” with respect to the election of a director will not be voted with respect to the director nominee. A properly executed proxy marked “For” will be voted with respect to the director nominee. All properly executed proxies, including those marked “Withhold” will be counted for purposes of determining whether there is a quorum.

The approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock under Item No. 2 requires the affirmative vote of a majority of the shares of Class A common stock having voting power represented at the Annual Meeting, either in person or by proxy.

The approval of an amendment to the Plan to increase the number of shares available for future grants under the Plan under Item No. 3 requires the affirmative vote of a majority of the shares of Class A common stock having voting power represented at the Annual Meeting, either in person or by proxy.

The approval, on a non-binding, advisory basis, of the say-on-pay vote under Item No. 4 requires the affirmative vote of a majority of the shares of Class A common stock having voting power represented at the Annual Meeting, either in person or by proxy.

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The ratification of the appointment of BDO USA LLP under Item No. 5 requires the affirmative vote of a majority of the shares of Class A common stock having voting power represented at the Annual Meeting, either in person or by proxy.

How are abstentions and broker non-votes counted?

Abstentions: If a stockholder abstains from voting on an item, the shares are considered present and entitled to vote at the Annual Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast. Accordingly, an abstention will have no effect on the election of the director nominees under Item No. 1, as the nominees are elected by a plurality of votes cast. Abstentions on proposals that require the affirmative vote of a majority of the shares having voting power represented at the Annual Meeting, in person or by proxy will, in effect, be a vote against such matter. Accordingly, an abstention will have the same effect as a vote against the items to be voted on under Item Nos. 2, 3, 4, and 5.

Broker Non-Votes: A broker “non-vote” occurs when a nominee or broker holding shares for a beneficial owner does not vote on a particular matter because the nominee or broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes are considered present and entitled to vote at the Annual Meeting. Therefore, broker non-votes will count toward determining whether a quorum is present. For voting purposes, a broker non-vote will not be counted as a vote cast with respect to a plurality voting standard, and, therefore, will have no effect on the outcome of the election of directors under Item No. 1. For voting purposes, a broker non-vote is not considered entitled to vote and therefore, will have the effect of reducing the absolute number, but not the percentage, of affirmative votes needed to pass Item Nos. 2, 3, and 4. A broker will continue to have discretion to vote uninstructed shares on the ratification of the appointment of the independent registered public accounting firm under Item No. 5.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the Fiscal 2019 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and our By-laws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before May 28, 2018, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the fiscal 2019 annual meeting, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, or nominate a director for election at the fiscal 2019 annual meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with our By-laws (the “By-law Deadline”). Under our By-laws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of the fiscal 2018 Annual Meeting, or June 28, 2018, and no later than 90 days prior to the anniversary date of the fiscal 2018 Annual Meeting, or July 28, 2018. If a stockholder gives notice of such a proposal after the By-law Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the fiscal 2019 annual meeting.

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How do I get a copy of the exhibits filed with our Annual Report on Form 10-K?

A copy of our Annual Report for the fiscal year ended June 30, 2017, and consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report on Form 10-K upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov.

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ITEM NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes, denoted as Class I, Class II, and Class III, serving staggered three-year terms with one class elected at the annual meeting of stockholders. The current Board consists of:

Class I	Class II	Class III
Robert Ripp J. James Gaynor	Sohail Khan Dr. Steven Brueck M. Scott Faris	Louis Leeburg Craig Dunham

Pursuant to our Certificate of Incorporation and By-laws, the current Board or the stockholders may nominate persons for election to the Board. The Board nominates Louis Leeburg and Craig Dunham, who are both current members of the Board, to serve as a Class III directors for a term ending at the third successive annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

THE BOARD RECOMMENDS VOTING FOR

THE ELECTION OF THE CLASS III DIRECTOR NOMINEES

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Each of our directors serves until his or her successor is elected and qualified. Currently, we have seven directors. The Class I directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal 2020. The Class II directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal 2019. The Class III directors’ term expires at this Annual Meeting.

The table below lists each director, each such director’s committee memberships, the chairman of each Board committee, and each such director’s class.

Name	Audit	Compensation	Finance	Nominating & Corporate Governance	Class
Robert Ripp		☑	☑	☑	I
J. James Gaynor					I
Sohail Khan		☑	☑	☑	II
Steven Brueck	☑				II
M. Scott Faris	☑		☑		II
Louis Leeburg	☑	☑		☑	III
Craig Dunham	☑				III
Committee Chairman:	Leeburg	Ripp	Khan	Ripp

The following is an overview of the biographical information for each of our directors and officers, including their age, the year they became directors or officers, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Class I Directors Robert Ripp, 76 Director (Chairman of the Board)	Mr. Ripp has served as one of our directors since 1999 and as Chairman of the Board since November 1999. During portions of fiscal year 2002, he also served as our Interim President and Chief Executive Officer. Previously, Mr. Ripp served on the board of directors of Ace Limited (“Ace”) from March 1993 to June 2016. In January 2016, Ace announced its acquisition of Chubb Limited and changed its name to Chubb Limited. Mr. Ripp also previously served on the board of directors of PPG Industries (“PPG”) from March 2003 to June 2016 and Axiall Corporation (“Axiall”) from February 2013 to June 2016. Ace, PPG, and Axiall all are listed on the New York Stock Exchange. Mr. Ripp has previous management experience, including serving as AMP Incorporated’s Chairman and Chief Executive Officer from August 1998 until April 1999 and as Vice President and Treasurer of IBM of Armonk, New York from 1989 to 1993. Mr. Ripp graduated from Iona College and earned a Master’s degree in Business Administration from New York University. Mr. Ripp’s extensive business, executive management, and financial expertise gained from various executive positions coupled with his ability to provide leadership skills to access strategic plans, business operational performance, and potential mergers and acquisitions, qualify him for service as one of our directors.

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J. James Gaynor, 66 President & Chief Executive Officer, Director	Mr. Gaynor has served as our President, Chief Executive Officer, and as a Director since January 2008, and, prior to that, served as Interim Chief Executive Officer commencing in September 2007. From July 2006 to September 2007, Mr. Gaynor previously served as our Corporate Vice President of Operations. Mr. Gaynor is also a director of LightPath Optical Instrumentation (Shanghai) Co., Ltd. (“LPOI”), our wholly-owned subsidiary, located in Jiading, People’s Republic of China, LightPath Optical Instrumentation (Zhenjiang) Co., Ltd. (“LPOIZ”), our wholly-owned subsidiary, located in the New City District, of the Jiangsu province of the People’s Republic of China, ISP Optics Corporation (“ISP”), our wholly-owned subsidiary, located in Irvington, New York, and ISP Optics Latvia SIA (“ISP Latvia”), our wholly-owned subsidiary located in Riga, Latvia. Mr. Gaynor is a mechanical engineer with over 30 years of business and manufacturing experience in volume component manufacturing in the electronics and optics industries. Prior to joining us, Mr. Gaynor served as Director of Operations and Manufacturing for Puradyn Filter Technologies, the Vice President of Operations and General Manager for JDS Uniphase Corporation’s Transmission Systems Division and has also held various executive positions with Spectrum Control, Rockwell International, and Corning Glass Works. Mr. Gaynor holds a Bachelor’s degree in Mechanical Engineering from the Georgia Institute of Technology and has worked in the manufacturing industries since 1976. His experience includes various engineering, manufacturing, and management positions in specialty glass, electronics, telecommunications components, and mechanical assembly operations. His global business experience encompasses strategic planning, budgets, capital investment, employee development, cost reduction programs with turnaround and startup companies, acquisitions, and management. Mr. Gaynor has an in-depth knowledge of the optics industry gained through over 30 years of working in various capacities in the industry and understands the engineering aspects of our business, due to his engineering background. Mr. Gaynor’s experience and knowledge is necessary to lead us and qualify him for service as one of our directors.

Class II Directors

Sohail Khan, 63 Director	Mr. Khan has served as one of our directors since February 2005. He served as the President and Chief Executive Officer of ViSX Systems Inc., a pioneer and leader in media processing semiconductor solutions for video over IP streaming solutions from September, 2015 until the company was acquired by Pixelworks in August, 2017. From May 2013 to July 2014, he served as the Chief Executive Officer and a director of Lilliputian Systems, a developer of portable power products for consumer electronics. From July 2011 to April 2013, he served as the managing partner of K5 Innovations, a technology consulting venture. He was the President and Chief Executive Officer and a member of the board of directors of SiGe Semiconductor (“SiGe”), a leader in silicon based radio frequency front-end solutions from April 2007 until it was acquired by Skyworks Solutions Inc. in June 2011. Prior to SiGe, Mr. Khan was Entrepreneur in Residence and Operating Partner of Bessemer Venture Partners, a venture capital group focused on technology investments. Mr. Khan received a Bachelor of Science in Electrical Engineering from the University of Engineering and Technology in Pakistan. Additionally, he received a Master’s of Business Administration from the University of California at Berkeley. Mr. Khan previously served on the board of directors of Intersil Corporation, a public company, from October 2014 to March 2017, and VIXS Systems, Inc., a public company, until the acquisition by Renesas & Pixelworks in August 2017. Mr. Khan’s experience in venture financing, specifically technology investments, is an invaluable asset Mr. Khan contributes to the Board composition. In addition, Mr. Khan’s significant experience in executive management, profit and loss management, mergers and acquisitions, and capital raising, as well as his background in engineering qualifies him for service as one of our directors.

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Dr. Steven Brueck, 73 Director	Dr. Brueck has served as one of our directors since July 2001. He is a Distinguished Professor, Emeritus of Electrical and Computer Engineering and of Physics at the University of New Mexico in Albuquerque, New Mexico, which he joined in 1987. Although he retired in 2014, he remains active as a University of New Mexico Research Professor. From 1986 to 2013, he served as Director of the Center for High Technology Materials. He is a graduate of Columbia University with a Bachelor of Science degree in Electrical Engineering and a graduate of the Massachusetts Institute of Technology where he received his Masters of Science degree in Electrical Engineering and Doctorate of Science degree in Electrical Engineering. Dr. Brueck is a fellow of The Optical Society, the Institute of Electrical and Electronics Engineers, the American Association for the Advancement of Science, and the National Academy of Inventors. Dr. Brueck’s expertise in optics and optics applications, as well as his extensive forty years of research experience in optics, lasers, detectors, lithography, nonlinear optics, and related fields qualify him for service as one of our directors.

M. Scott Faris, 52 Director	Mr. Faris has served as a director of the Company since December 2011. Mr. Faris is an experienced entrepreneur with almost two decades of operating, venture-financing, and commercialization experience, involving more than 20 start-up and emerging-growth technology companies. In August 2016, Mr. Faris was named the Chief Business Officer of Luminar Technologies, Inc., a leading developer of autonomous vehicle systems technologies including Lidar sensor suites. In June 2013, Mr. Faris founded Aerosonix, Inc. (formerly MicroVapor Devices, LLC), a privately held developer and manufacturer of advanced medical devices, and served as its Chief Executive Officer until August 2016 and now serves as Chairman of the Company. In 2002, Mr. Faris also founded the Astralis Group, a strategy advisor that provides consulting to start-up companies and, since 2004, Mr. Faris has served as its Chief Executive Officer. In August 2007, Mr. Faris founded Planar Energy, a company that developed transformational ceramic solid-state battery technology and products, and served as its Chief Executive Officer until June 2013. Planar Energy is a spinout of the U.S. Department of Energy’s National Renewable Energy Laboratory. From October 2004 to June 2007, Mr. Faris was a partner with Corporate IP Ventures (formerly known as MetaTech Ventures), an early stage venture fund specializing in defense technologies. Mr. Faris also previously served as the Chairman and Chief Executive Officer of Waveguide Solutions, a developer of planar optical light wave circuit and micro system products, and as a director and Chief Operating Officer of Ocean Optics, Inc., a precision-optical-component and fiber-optic-instrument spin-out of the University of South Florida. Mr. Faris was also the founder and Chief Executive Officer of Enterprise Corporation, a technology accelerator, served as a director of the Florida Seed Capital Fund and Technology Commercialization at the Center for Microelectronics Research, and the chairman of the Metro Orlando EDC. Mr. Farris received a Bachelor of Science degree in Management Information Systems from Penn State University in 1988. Mr. Faris is currently on the board of directors of Open Photonics, Inc. and Aerosonix, Inc., both of which are private companies. Mr. Faris’s significant experience in executive management positions at various optical component companies, his experience in the commercialization of optical and opto-electronic component technology, and his background in optics, technology, and venture capital qualify him for service as one of our directors.

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Class III Directors

Louis Leeburg, 63 Director

Mr. Leeburg has served as one of our directors since May 1996. Mr. Leeburg is currently a self-employed business consultant. Since 1993, Mr. Leeburg has served as the senior financial advisor of The Fetzer Institute, and before that, he served as the Vice President for Finance. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. He is a member of Financial Foundation Officers Group and the chairman and trustee for the John E. Fetzer Memorial Trust Fund. Mr. Leeburg received a Bachelor of Science degree in Accounting from Arizona State University. Mr. Leeburg has a broad range of experience in accounting and financial matters. His expertise gained in various roles in financial management and investment oversight for over thirty years, coupled with his knowledge gained as a certified public accountant, add invaluable knowledge to our Board and qualify him for service as one of our directors.

Craig Dunham, 61 Director	Mr. Dunham has served as one of our directors since April 2016, and prior to his appointment to the Board, he served as a consultant to the Board beginning in March 2014. Since March 2015, he has been serving on three Boards of Directors as well as providing business and M&A consulting. From May 2011 until March 2015, Mr. Dunham served as the Chief Executive Officer of Applied Pulsed Power Inc. (“APP”), a pulsed power components and systems company near Ithaca, New York. Mr. Dunham currently serves as a director of APP. From 2004 until 2011, Mr. Dunham was President, Chief Executive Officer and director of Dynasil Corporation (“Dynasil”), a NASDAQ listed company. He continues to be a director at Dynasil and is a member of their audit committee. Prior to joining Dynasil, Mr. Dunham spent approximately one year partnering with a private equity group to pursue acquisitions of mid-market manufacturing companies. From 2000 to 2003, he was Vice President/General Manager of the Tubular Division at Kimble Glass Corporation. From 1979 to 2000, he held progressively increasing leadership responsibilities at Corning Incorporated (“Corning”) in manufacturing, engineering, commercial, and general management positions. At Corning, Mr. Dunham delivered results in various glass and ceramics businesses including optics and photonics businesses. Mr. Dunham earned a Bachelor of Science degree in Mechanical Engineering and a Master’s degree in Business Administration from Cornell University. Mr. Dunham’s expertise in executive leadership, financial, strategic planning, operations and management, business acumen, optics/photonics market knowledge, and knowledge of the acquisitions process, qualifies him for service as one of our directors.

Executive Officers Who Do Not Serve as Directors

Dorothy Cipolla, 61 Chief Financial Officer, Secretary and Treasurer	Ms. Cipolla has served as our Chief Financial Officer, Secretary, and Treasurer since February 2006. Ms. Cipolla is also a director of LPOI, our wholly owned subsidiary, located in Jiading, People’s Republic of China, LPOIZ, our wholly owned subsidiary, located in the New City District, of the Jiangsu province of the People’s Republic of China, ISP, our wholly owned subsidiary located in Irvington, New York, and ISP Latvia, our wholly-owned subsidiary located in Riga, Latvia. From March 2004 to February 2006, Ms. Cipolla was Chief Financial Officer and Secretary of LaserSight Technologies, Inc. (“LaserSight”). Prior to joining LaserSight, she served in various financial management positions. From 1994 to 1999, she was Chief Financial Officer and Treasurer of Network Six, Inc., a NASDAQ-listed professional services firm. From 1999 to 2002, Ms. Cipolla was Vice President of Finance with Goliath Networks, Inc., a privately held network consulting company. From 2002 to 2003, Ms. Cipolla was Department Controller of Alliant Energy Corporation, a regulated utility. She received a Bachelor of Science degree in Accounting from Northeastern University and is a Certified Public Accountant in Massachusetts.

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Alan Symmons, 45 Executive Vice President of Operations	Mr. Symmons has served as our Executive Vice President of Operations since February 2015. Previously, Mr. Symmons served as our Vice President of Corporate Engineering beginning in September 2010 and our Director of Engineering from October 2007 to September 2010. Prior to that, Mr. Symmons served as our Opto-Mechanical Manager from October 2006 to October 2007. Prior to joining us, Mr. Symmons was Engineering Manager for Aurora Optical, a subsidiary of Multi-Fineline Electronix (“MFLEX”), dedicated to the manufacture of cell phone camera modules. From 2000 to 2006, Mr. Symmons worked for Applied Image Group – Optics (“AIG/O”), a recognized leader in precision injection molded plastic optical components and assemblies, working up to Engineering Manager. AIG/O was purchased by MFLEX in 2006. Prior to 2000, Mr. Symmons held engineering positions at Ryobi N.A., SatCon Technologies, and General Dynamics. Mr. Symmons has a Bachelor of Science degree in Mechanical Engineering from Rensselaer Polytechnic Institute and a Master’s degree in Business Administration from the Eller School of Management at the University of Arizona.

Meetings of the Board and its Committees

The Board has an Audit Committee, a Compensation Committee, Nominating and Corporate Governance Committee, and a Finance Committee. The entire Board met five times, including telephonic meetings, during fiscal 2017. All of the directors attended 100% of the meetings of the Board and 77% or more of the meetings held by committees of the Board on which they served. All of the then elected directors attended the fiscal 2017 Annual Meeting of Stockholders on January 26, 2017.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of the Board.

Audit Committee. The Audit Committee, which consists of Dr. Steven Brueck, M. Scott Faris, Craig Dunham, and Louis Leeburg (Chairman), met four times during fiscal 2017. The meetings included discussions with management and with our independent auditors to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization.

The Audit Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab. The Audit Committee’s responsibilities include, among others, engaging and terminating our independent accountants, overseeing the work of the s, and determining the compensation for their engagement(s). The Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and The NASDAQ Capital Market (the “NCM”). The Board has also determined that three members of the Audit Committee, Mr. Leeburg, Mr. Faris, and Mr. Dunham, are “audit committee financial experts” as defined by SEC rules and qualify as independent in accordance with the NCM rules. Mr. Leesburg’s, Mr. Faris’ and Mr. Dunham’s respective business experience that qualifies each director to be determined as “audit committee financial expert” is described above.

Compensation Committee. The Compensation Committee, which consisted of Sohail Khan, Robert Ripp (Chairman), and Louis Leeburg, met five times during fiscal 2017. The Compensation Committee reviews and recommends to the Board the compensation and benefits of certain of our executive officers, including the Chief Executive Officer and the Chief Financial Officer, and also administers the Plan, pursuant to which incentive awards, including stock options, are granted to our directors, executive officers, and key employees. The Compensation Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab.

The Compensation Committee is responsible for establishing, implementing, and continually monitoring our compensation policies and philosophy. The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards to all of our executive officers. However, the Compensation Committee does rely on the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other executive officers. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers. In the case of the Chief Executive Officer, compensation is determined solely based on the review conducted by the Compensation Committee.

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The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of the Board. After the Compensation Committee completes their annual review, they make recommendations to the Board regarding director compensation.

In fiscal 2017, the Compensation Committee retained Meridian Consulting Partners, LLC (the “Consultant”), as a compensation consultant, to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program. The Consultant’s engagement by the Compensation Committee included reviewing and recommending the structure of our compensation program and advising on all significant aspects of executive compensation, including base salaries, annual incentives, and long-term equity incentives for our named executive officers, as well as director compensation. At the request of the Compensation Committee, the Consultant collected relevant market data to allow the Compensation Committee to compare components of our compensation program to those of our peers, provided information on executive compensation trends and implications, and made other recommendations to the Compensation Committee regarding our executive and director compensation programs. In determining the form and amount of compensation to be paid to the named executive officers for fiscal 2018, the Compensation Committee considered the information gathered by and recommended by the Consultant.

The Compensation Committee has the final authority to engage and terminate services for consultants it may engage. The decision to engage the Consultant was not made, or recommended, by our management. The Compensation Committee, after a review of the factors set forth in Section 10C-1 of the Securities Exchange Act has determined that the Consultant is independent.

Finance Committee. The Finance Committee, which consists of Sohail Khan (Chairman) Robert Ripp, and M. Scott Faris, met two times during fiscal 2017. The Finance Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab. The Finance Committee oversees our financial management, including overseeing our strategic and transactional planning and activities, global financing, capital structure objectives and plans, insurance programs, tax structure, and investment program and policies.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which consists of Robert Ripp (Chairman), Sohail Khan and Louis Leeburg, met once during fiscal 2017. The Nominating and Governance Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab. The Nominating and Corporate Governance carries out the responsibilities delegated by the Board relating to our director nominations process and procedures, and developing, maintaining, and monitoring compliance with the Company’s corporate governance policies, guidelines, and activities.

All current committee members are expected to be nominated for re-election to the same committees at the Board meeting to be held immediately following the Annual Meeting.

Nominations Process and Criteria

The Nominating and Corporate Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director. They will also identify, recruit, and screen candidates for the Board, consistent with criteria approved by the Board. The Committee considers any director candidates recommended by our stockholders pursuant to the procedures described in our Proxy Statement. The Committee also considers any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents.

Additionally, the Board believes it is not necessary to adopt criteria for the selection of directors. The Board believes that the desirable background of a new individual member of the Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors. The Board is fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including using industry contacts of our directors or professional search firms.

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There were no fees paid or due to third parties in fiscal 2017 to identify or evaluate or to assist in evaluating or identifying potential nominees to the Board.

Any stockholder wishing to propose that a person be nominated for or appointed to the Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 6 of this Proxy Statement, to:

Corporate Secretary

LightPath Technologies, Inc.

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

Such correspondence will be timely forwarded to the Chairman of the Nominating and Corporate Governance Committee for review and consideration by the Nominating and Corporate Governance Committee in accordance with the criteria described above.

Director Independence

In accordance with NCM and SEC rules, the Board affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NCM listing standards. Based on these standards, the Board has determined that each of the following non-employee directors serving during fiscal 2017 is independent and has no relationship with us, except as one of our directors and stockholders.

Robert Ripp	Sohail Khan

Steven Brueck	Louis Leeburg

M. Scott Faris	Craig Dunham

All of the members of the Audit, Finance, Nominating and Corporate Governance, and Compensation Committees are also independent.

The Board approved an Amended and Restated Code of Business Conduct and Ethics (the “Code”) on April 28, 2016. The Code applies to all of our employees, officers, and directors, including our principal executive officers, principal financial officers, and principal accounting officer or controller, or persons performing similar functions. The Board also approved an Amended and Restated Code of Business Conduct and Ethics for Senior Financial Officers (the “Senior Financial Officer Code”), which applies to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller, accounting manager, and persons performing similar functions. Copies of the Code and the Senior Financial Officer Code are available on our website at www.lightpath.com, under the “Investor” tab, or may be obtained free of charge by writing to: Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, nominee or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the Audit Committee (other than any interested director) for approval or disapproval. Neither the Audit Committee nor the Board have adopted a written policy for reviewing related party transactions but when presented with such transaction, the transaction is discussed by the Audit Committee and documented in its meeting minutes.

Our Code also requires our employees, officers, and directors to provide prompt and full disclosure of all potential conflicts of interest to the appropriate person. These conflicts of interest may be specific to the individual or may extend to his or her family members. Any officer who has a conflict of interest with respect to any matter is required to disclose the matter to our Chief Executive Officer or, in the case of the Chief Executive Officer, to the Chairman of the Audit Committee. All other employees are required to make prompt and full disclosure of any conflict of interest to his or her immediate supervisor, who will then make prompt and full disclosure to our Chief Executive Officer. Directors are required to disclose any conflict of interests to the Chairman of the Audit Committee and are prohibited from voting on any matter(s) in which they have a conflict of interest. In addition, directors and executive officers are required to disclose in an annual questionnaire, any current or proposed conflict of interests (including related person transactions).

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In December 2016, the Board approved an Underwriting Agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as the representative of the several underwriters identified therein (collectively, the “Underwriters”), relating to a firm commitment offering of 7,000,000 shares of our Class A common stock, at a public offering price of $1.21 per share. Under the terms of the Underwriting Agreement, we also granted the Underwriters an option to purchase up to an additional 1,000,000 shares of Class A common stock to cover any over-allotments, which option was fully exercised. Among the investors were J. James Gaynor, Dorothy Cipolla, Alan Symmons, Robert Ripp, Louis Leeburg, Steven Brueck, Sohail Khan, and Craig Dunham, all of whom were directors or officers at the time of the transaction. Collectively, the directors and officers invested $247,885. After discussion and approval, the directors and officers were allowed to participate in the transaction on the same terms and subject to the same conditions as the other third-party investors.

Board of Directors Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board has chosen to separate the positions of Chairman and Chief Executive Officer, with Mr. Robert Ripp serving as Chairman and Mr. J. James Gaynor serving as Chief Executive Officer. As Chief Executive Officer and President, Mr. Gaynor is responsible for our day-to-day leadership and performance, with the Board being responsible for setting our strategic direction, as well as overseeing and advising our management. The Board believes that the current independent leadership of the Board by our non-executive Chairman enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control and report such risks, to our Audit and Finance Committees. Such risks include risks relating to execution of our growth strategy, the effects of the contracting in the global economy and general financial condition and outlook on customer purchases, component inventory supply, or ability to expand our partner network, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, inventory investment and risk of obsolescence, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit or Finance Committee, as applicable, then reports such risks as appropriate to the Board. The Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, the Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board, a committee of the Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. The Corporate Secretary will forward all appropriate communications to the Chairman of the Audit Committee.

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AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with our independent auditors information relating to the auditors’ judgments about the quality of our accounting principles, recommending to the Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of auditors’ services and activities.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended June 30, 2017, as audited by BDO, our independent registered public accounting firm, and discussed these financial statements with management. In addition, the Audit Committee has discussed with BDO the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from BDO required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with BDO its independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of the NCM and the SEC, and that three members of the Audit Committee, Mr. Leeburg, Mr. Faris, and Mr. Dunham, qualify as “audit committee financial experts” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2017, be included in our Annual Report for such fiscal year.

Audit Committee:
Louis Leeburg, Chairman
Dr. Steven Brueck
M. Scott Faris
Craig Dunham
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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 11, 2017, the number and percentage of outstanding shares of our Class A common stock, owned by: (i) each of our directors (which includes all nominees), (ii) each of the named executive officers, (iii) our directors and named executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than 5% of our outstanding Class A common stock. The number of shares of Class A common stock outstanding as of September 11, 2017 was 24,247,471.

The number of shares beneficially owned by each director, named executive officer, and greater than 5% beneficial owner is determined under SEC rules, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 11, 2017, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied in a questionnaire completed by each named executive officer and director and stockholders beneficially owning greater than 5% of our Class A common stock.

	Securities
	Class A Common Stock
Name and Address (1)	Restricted (2)	Unrestricted	Options	Amount of Shares of Class A Common Stock Beneficially Owned		Percent Owned (%)
Robert Ripp, Director	299,907	693,751	30,000	1,023,658	(3) (4)	4.2%
Louis Leeburg, Director	299,907	92,691	—	392,598		1.6%
Sohail Khan, Director	301,107	20,661	—	321,768		1.3%
Dr. Steven Brueck, Director	299,907	70,870	—	370,777		1.5%
M. Scott Faris, Director	199,207	—	—	199,207		*
Craig Dunham, Director	108,747	33,000	—	141,747		*
J. James Gaynor, President, CEO, and Director	—	87,709	499,882	587,591	(5)	2.4%
Dorothy Cipolla, CFO, Secretary & Treasurer	—	22,884	155,757	178,641	(6)	*
Alan Symmons, Executive Vice President of Operations	—	13,458	159,836	173,294	(7)	*

All directors and named executive officers currently holding office as a group (9 persons)	1,508,782	1,035,024	845,475	3,389,281		12.7%

Pudong Science and Technology Investment (Cayman) Co., Ltd.	—	2,270,026	—	2,270,026	(8)	9.4%

*Less than 1%

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Notes:

(1)  Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and officers is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826. The address for Pudong Science and Technology (Cayman) Co. Ltd., as filed on a Schedule 13G filed August 15, 2013, is 13 Building, No. 439, Chunxiao Rd., Zhangjiang High-tech Park, Pudong, Shanghai 201203, People’s Republic of China.

(2)  Restricted stock units awarded to our directors vest over three years. All directors have elected to defer receipt of the vested shares until after they leave the Board, either by reason of resignation, termination, or otherwise. Therefore, these vested shares remain unissued. All of the director’s unvested restricted stock units will vest upon such director’s resignation or termination from the Board. The amounts of restricted stock set forth above reflects both vested and unvested shares included in the restricted stock unit awards. The amounts of vested shares for each director, other than Mr. Gaynor, are as follows: Mr. Ripp – 226,755, Mr. Leeburg – 226,755, Mr. Khan – 227,955, Dr. Brueck – 226,755, Mr. Faris – 126,055, and Mr. Dunham – 35,595.

(3)  Does not include 7,812 shares of Class A common stock, which are owned by trusts for Mr. Ripp’s adult children and for which he disclaims beneficial ownership.

(4)  Includes 30,000 shares of Class A common stock with respect to which Mr. Ripp has the right to acquire. Mr. Ripp holds options that are currently exercisable for an aggregate of 30,000 shares of Class A common stock.

(5)  Includes 499,882 shares of Class A common stock with respect to which Mr. Gaynor has the right to acquire. Mr. Gaynor holds options that are currently exercisable for an aggregate of 499,882 shares of Class A common stock. This amount does not include 69,653 shares of Class A common stock underlying options that remain unvested.

(6)  Includes 155,757 shares of Class A common stock with respect to which Ms. Cipolla has the right to acquire. Specifically, Ms. Cipolla holds options that are currently exercisable for an aggregate of 155,757 shares of Class A common stock. This amount does not include 7,250 shares of Class A common stock underlying options that remain unvested.

(7)  Includes 159,836 shares of Class A common stock with respect to which Mr. Symmons has the right to acquire. Mr. Symmons holds options that are currently exercisable for an aggregate of 159,836 shares of Class A common stock. This amount does not include 9,750 shares of Class A common stock underlying options that remain unvested.

(8)  Pudong Science and Technology Investment (Cayman) Co., Ltd. is wholly owned by Shanghai Pudong Science and Technology Investment Co., Ltd., and for purposes hereof is also deemed as a beneficial owner of the shares.

Change-in-Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change in control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act, requires that our directors and executive officers, and persons who beneficially own more than 10% of our common stock (referred to herein as the “Reporting Persons”) file with the SEC various reports as to their ownership of and activities relating to our Class A common stock. Except as set forth below, to the best of our knowledge, all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during our most recent fiscal year. In making these statements, we have relied solely on our review of copies of the reports furnished to us, representations that no other reports were required, and other knowledge relating to transactions involving the Reporting Persons.

Berg & Berg Enterprises, LLC (“Berg”) was one of our stockholders who beneficially owned more than 10% of our outstanding shares of Class A common stock during portions of fiscal 2017. As of June 30, 2017, the end of our most recent fiscal year, Berg beneficially owned less than 10% of our outstanding shares of Class A common stock. Berg sold shares of our Class A common stock throughout fiscal 2017, which we believe may have warranted the filing of Form 4s pursuant to Section 16(a) of the Securities Exchange Act. No Form 4s nor a Form 5 were filed by Berg during fiscal 2017, or subsequent to the end of fiscal 2017.

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EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success. To attract, retain, and motivate the executives officers required to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of our specific annual, short-term, and long-term goals, and which aligns executives’ interests with those of the stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of improving stockholder value.

It is the objective of the Compensation Committee to have a portion of each named executive officer’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each named executive officer’s compensation package is comprised of two elements: (i) base salary, which reflects individual performance and expertise and (ii) bonus and long-term equity incentive awards, which are tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time. Based on the foregoing objectives, the Compensation Committee has structured compensation of our named executive officers to achieve the business goals set by us and reward our named executive officers for achieving such goals.

The Compensation Committee also evaluates our compensation program to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executive officers.

In accordance with the advisory “say-on-frequency” vote of our stockholders at the fiscal 2017 annual meeting of stockholders, and as determined by the Board, we will include an advisory “say-on-pay” vote in our proxy statement every year unless changed by the Board as a result of the next required stockholder advisory “say-on-frequency” vote, which will occur at our fiscal 2023 annual stockholders’ meeting, or otherwise. The most recent “say-on-pay” advisory vote occurred at the fiscal 2017 annual meeting, at which our stockholders approved, on an advisory basis, the compensation of our named executive officers.

Setting Executive Compensation

In making compensation decisions, the Compensation Committee relies on the following:

•	the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other named executive officers;
•	the annual review conducted by the Compensation Committee with respect to the performance of the Chief Executive Officer;
•	compensation paid to executive officers of other manufacturing companies similar in size and scope as us and our competitors; and
•	our annual performance with respect to our short-term and long-term strategic plan.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee annually reviews information to determine the appropriate level and mix of incentive compensation when determining our executive compensation plan. Based on these factors, the Compensation Committee makes compensation decisions, including salary adjustments, annual bonus awards, and long-term equity incentive awards for our named executive officers.

Retirement Benefits

We offer a qualified 401(k) defined contribution plan. The ability of named executive officers to participate fully in this plan is limited under the requirements of the Internal Revenue Code of 1986, as amended, and Employment Retirement Income Security Act of 1974, as amended.

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Executive Compensation and Risk

Although a substantial portion of the compensation paid to our named executive officers is performance-based, we believe our executive compensation programs do not encourage excessive and unnecessary risk-taking by our named executive officers because these programs are designed to encourage our named executive officers to remain focused on both our short-term and long-term operation and financial goals. We achieve this balance through a combination of elements in our overall compensation plans, including: (i) elements that reward different aspects of short-term and long-term performance; (ii) incentive compensation that rewards performance on a variety of different measures; and (iii) cash awards and stock option awards, to encourage alignment with the interests of stockholders.

Executive Officer Stock Ownership Requirements

Effective as of January 1, 2016, our Board established certain guidelines requiring that each of our executive officers acquire and maintain a minimum level of ownership of our securities during the period in which he or she is an executive officer. The Board set the target ownership level at 50% of annual base cash compensation for our Chief Executive Officer and 33% of annual base cash compensation for each of our other executive officers; however, the Board reviews the target ownership levels on an annual basis to determine whether such target ownership levels should be increased. For purposes of determining ownership levels, all forms of equity and derivative securities, including stock, stock options, restricted stock, and restricted stock units count toward satisfaction of the ownership guidelines. The Board may grant waivers of the guidelines in the event of financial hardship or other good cause. Once an executive officer attains his or her required stock ownership level, he or she will remain in compliance with the guidelines despite future changes in the stock price and base salary, as long as the executive officer’s holdings do not decline below the number of shares at the time the required stock ownership level is met. Each executive officer will have until December 31, 2021, or five years after his or her date of becoming an executive officer, whichever is later, to meet the required ownership level. As set forth in the following table, as of June 30, 2017 each executive officer was in compliance with the target stock ownership levels.

Name	Class A common stock	Options	Total Amount of Shares of Class A Common Stock Beneficially Owned	Stock Price at June 30, 2017	Market Value at June 30, 2017	Salary	% of Salary
J. James Gaynor	87,709	569,534	657,243	$2.70	$1,774,556	$284,712	623%
Dorothy Cipolla	22,884	163,007	185,891	$2.70	$501,906	$195,000	257%
Alan Symmons	13,458	169,586	183,044	$2.70	$494,219	$205,192	241%

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2017 Incentive Bonus Program

Our fiscal 2017 inventive bonus program was comprised of three types of awards: (i) awards based on the achievement of specific fiscal year financial objectives of the Company (the “Corporate Performance Award”); (ii) discretionary awards based on the achievement of subjective larger corporate goals (the “Discretionary Performance Award”); and (iii) awards based on the achievement of specific fiscal year financial objectives related to the acquisition of ISP (the “ISP Award”). The Corporate Performance Award and Discretionary Performance Award were set prior to the beginning of fiscal 2017 and prior to the consummation of the ISP acquisition. Following the consummation of the ISP acquisition, the Compensation Committee determined that the Corporate Performance Award and Discretionary Performance Award should be based solely on the performance of our base business, excluding any financial results or corporate goals as a result of the ISP acquisition. Simultaneously, the Compensation Committee determined to set financial objectives related to the ISP Award.

Our incentive bonus program includes different levels of bonus opportunity based on a participant’s position with the Company. For fiscal 2017, Mr. Gaynor was the “level one” participant and Ms. Cipolla and Mr. Symmons were the “level two” participants. Bonus opportunities for level one and level two participants for fiscal 2017 were calculated by applying designated portions of their respective bonus pool amounts, which were set by the Compensation Committee, to formulas for the Discretionary Performance Award and each of the four components of the Corporate Performance Award.

For fiscal 2017, 75% of Mr. Gaynor’s bonus pool amount was used to calculate his Corporate Performance Award and 25% of his bonus pool amount was used to calculate his Discretionary Performance Award. For fiscal 2017, 37.5% of Ms. Cipolla’s and Mr. Symmons’ respective bonus pool amounts were used to calculate their respective Corporate Performance Awards and 12.5% of their respective bonus pool amounts were used to calculate their respective Discretionary Performance Awards. For fiscal 2017, the ISP Award was calculated based on a fixed dollar amount of $36,700 for Mr. Gaynor, $12,400 for Ms. Cipolla, and $13,000 for Mr. Symmons.

Corporate Performance Awards

In order to determine a participant’s Corporate Performance Award, the portion of such participant’s bonus pool amount applicable to the Corporate Performance Award calculation (75% in the case of Mr. Gaynor and 37.5% in the case of Ms. Cipolla and Mr. Symmons), was divided by four and the quotient was used as a baseline for determining the bonus for each component of the Corporate Performance Award (for each component, the “Corporate Baseline”). The Corporate Baseline was $55,125, $18,703, and $19,688 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

Our fiscal 2017 corporate financial objectives upon which the Corporate Performance Awards were based were as follows: (i) revenue growth over that of the prior fiscal year (the “Revenue Component”); (ii) strategic revenue growth (which is based upon the revenues generated by certain product lines and customers specified by the Compensation Committee at the time that the incentive bonus program was established for fiscal 2017) over that of the prior fiscal year (the “Strategic Revenue Component”); (iii) adjusted EBITDA (which is earnings before income, taxes, depreciation, and amortization, as adjusted to exclude the effect of the non-cash income or expense associated with the mark-to-market adjustments related to our June 2012 warrants) (the “Adjusted EBITDA Component”); and (iv) return on assets (adjusted to exclude the effect of the non-cash income or expense associated with the mark-to-market adjustments to our June 2012 warrants) (the “ROA Component”). The Revenue Component, Strategic Revenue Component, Adjusted EBITDA Component, and the ROA Component were based solely on the financial results of LightPath’s base business, and did not take into account any financial results generated by ISP’s business. Each component of the Corporate Performance Award is evaluated independently of the other components, and the Discretionary Performance Award is evaluated independently of the Corporate Performance Award.

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Revenue Component

The Revenue Component was based on achieving year-over-year revenue growth, based solely on revenues generated by LightPath, of at least 20.128% in fiscal 2017. If we achieved or exceeded the target of 20.128% of year-over-year growth, our named executive officers would be entitled to a bonus award under the revenue component equal to such officer’s Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the sum of the actual year-over-year growth in total revenues less the target of 20.128%. If we did not achieve the target, our named executive officers would be entitled to a bonus award under the Revenue Component equal to such officer’s Corporate Baseline multiplied by the quotient of (i) the actual revenue growth percentage in fiscal 2017 divided by (ii) the target revenue growth percentage for fiscal 2017.

LightPath revenue in fiscal 2017 increased by 18% compared to fiscal 2016. Accordingly, under the formula used to calculate each named executive officer’s Revenue Component bonus (Corporate Baseline x 89.43%), Mr. Gaynor earned $49,297, Ms. Cipolla earned $16,726, and Mr. Symmons earned $17,606.

Strategic Revenue Component

If the total LightPath strategic revenue in fiscal 2017 exceeded the total LightPath strategic revenue for fiscal 2016, our named executive officers would be entitled to a bonus award under the Strategic Revenue Component equal to such officer’s Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that actual strategic revenue for fiscal 2017 exceeded the actual strategic revenue for fiscal 2016, up to a maximum growth rate of 50%. If we did not achieve at least the LightPath strategic revenue target, or if there was no growth year-over-year in strategic revenue, our officers would not earn a bonus with respect to the Strategic Revenue Component.

The total LightPath strategic revenue in fiscal 2017 was less than the total LightPath strategic revenue in fiscal 2016. Accordingly, the named executive officers did not earn the Strategic Revenue Component bonus.

Adjusted EBITDA Component

In order for our named executive officers to earn a bonus with respect to the Adjusted EBITDA Component, we had to meet or exceed a minimum adjusted EBITDA margin target established by the Compensation Committee for fiscal 2017. The adjusted EBITDA margin was calculated by dividing the LightPath adjusted EBITDA for fiscal 2017 by the LightPath revenues for fiscal 2017 and the target was set at 20% for fiscal 2017. If our adjusted EBITDA margin for fiscal 2017 equaled or exceeded the target, then each named executive officer earned a bonus equal to such officer’s Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that the LightPath adjusted EBITDA for fiscal 2017 exceeded the LightPath adjusted EBITDA for fiscal 2016, up to a maximum growth rate of 50%. If we did not achieve at least the LightPath adjusted EBITDA margin target, or if there was no growth year-over-year in adjusted EBITDA, our officers would not earn a bonus with respect to the Adjusted EBITDA Component.

The actual LightPath adjusted EBITDA margin for fiscal 2017 equaled 22%, which satisfied the adjusted EBITDA margin target requirement. For fiscal 2017, our adjusted EBITDA was 78% higher than that for fiscal 2016. Accordingly, under the formula used to calculate each named executive officer’s Adjusted EBITDA Component bonus (Corporate Baseline x 150%), Mr. Gaynor earned $82,688, Ms. Cipolla earned $28,055, and Mr. Symmons earned $29,532.

ROA Component

The ROA Component was based on achieving a return on LightPath assets target of at least 16% for fiscal 2017. If the return on LightPath assets for fiscal 2017 equaled or exceeded the target, then the named executive officers would be entitled to a bonus award under the ROA Component equal to such officer’s Corporate Baseline multiplied by 100%.

For fiscal 2017, the actual return on LightPath assets equaled 19%, which met the target. Accordingly, under the formula used to calculate each named executive officer’s ROA Component bonus (Corporate Baseline x 100%), Mr. Gaynor earned $55,125, Ms. Cipolla earned $18,703, and Mr. Symmons earned $19,688.

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The following table sets forth (i) each named executive officer’s bonus pool amount for fiscal 2017, (ii) the percentage of bonus pool, and the corresponding Corporate Baseline dollar amount, used in the calculation of the Corporate Performance Award bonus, and (iii) the amount earned for each component of the Corporate Performance Award:

				Bonus Award Earned
Participant	Total 2017 Bonus Pool ($)	Bonus Pool for Corporate Performance Award Calculation (%)	Baseline for Each Component of Corporate Performance Award ($)	Revenue ($)	Strategic Revenue ($)	Adjusted EBITDA ($)	ROA ($)
J. James Gaynor	294,000	75	55,125	49,297	0	82,688	55,125
Dorothy Cipolla	199,500	37.5	18,703	16,726	0	28,055	18,703
Alan Symmons	210,000	37.5	19,688	17,606	0	29,531	19,688

Discretionary Performance Awards

In order to determine a participant’s Discretionary Performance Award, the portion of such participant’s bonus pool applicable to the Discretionary Performance Award calculation (25% in the case of Mr. Gaynor and 12.5% in the case of Ms. Cipolla and Mr. Symmons), was used as a baseline for determining the bonus opportunity for the Discretionary Performance Award (the “Discretionary Baseline”). The Discretionary Baseline was $73,500, $24,938, and $26,250 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

The Discretionary Performance Awards are discretionary awards made by our Compensation Committee that are based on the achievement of certain LightPath corporate goals set by the Compensation Committee for fiscal 2017. At the end of fiscal 2017, our Chief Executive Officer provided an executive summary to the Compensation Committee, which summarized our achievements with respect to each such corporate goal. The Compensation Committee determined whether the corporate goals were met and whether Discretionary Performance Awards would be made.

For fiscal 2017, the LightPath corporate goals included: (i) the development of a capacity plan for our major manufacturing facilities, (ii) obtaining ISO TS16949 certification for our Zhenjiang manufacturing facility, (iii) improving our strategic ultra-precision mold/tooling operation, and (iv) successfully integrating the operations of ISP subsequent to the consummation of the acquisition of ISP (assuming that the ISP acquisition was consummated during fiscal 2017).

After reviewing our Chief Executive Officer’s executive summary, the Compensation Committee determined that for fiscal 2017, each named executive officer met the corporate goals established with respect to the Discretionary Performance Award. Accordingly, under the formula used to calculate each named executive officer’s Discretionary Performance Award bonus (Discretionary Baseline x 100%, if the goals are met), each named executive officer earned a Discretionary Performance Award as follows:

Participant	Discretionary Baseline ($)	Total Amount Earned ($)
J. James Gaynor	73,500	73,500
Dorothy Cipolla	24,938	24,938
Alan Symmons	26,250	26,250

ISP Awards

Following the consummation of the acquisition of ISP, the Compensation Committee met and determined to set the ISP Awards. In order to determine a participant’s ISP Award, the Compensation Committee set each named officer’s baseline for determining the bonus opportunity for the ISP Award (the “ISP Award Baseline”). The ISP Award Baseline was $36,700, $12,400, and $13,000 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

The ISP Awards were based on the achievement of certain ISP corporate financial objectives set by the Compensation Committee for fiscal 2017, following the consummation of the ISP acquisition. For fiscal 2017, the ISP corporate financial objectives upon which the ISP Awards were based were as follows: (i) generating fiscal 2017 revenue of $6.9 million solely from the sales of ISP products (the “ISP Revenue Goal”), and (ii) achieving fiscal 2017 EBITDA margin with respect to ISP of 23% (the “ISP EBITDA Goal”). The ISP Revenue Goal and the ISP EBITDA Goal were each worth one-half of the ISP Award Baseline and each goal was evaluated independently of the other goal.

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The ISP fiscal 2017 revenue was $8.0 million; thus, the ISP Revenue Goal was met. The ISP fiscal EBITDA margin was 31%,; thus, the ISP EBITDA Goal was also met. Accordingly, under the formula used to calculate each named executive officer’s ISP Award bonus (ISP Award Baseline x 100%, if both the ISP Revenue Goal and the ISP EBITDA Goal are met), each named executive officer earned an ISP Award as follows:

Participant	ISP Baseline ($)	Total Amount Earned ($)
J. James Gaynor	36,700	36,700
Dorothy Cipolla	12,400	12,400
Alan Symmons	13,000	13,000

Payment of Awards

Corporate Performance Awards are paid 50% in cash and 50% in restricted stock units; however, the Compensation Committee retains the discretion to adjust the percentage of the Corporate Performance Award paid in cash and restricted stock units prior to payment. The restricted stock units vest on the third anniversary of the grant date.

The Discretionary Performance Awards are stock option grants, which vest on the third anniversary of the grant date, and have an exercise price equal to the closing stock price on the day before the grant date plus a premium of 15%. The dollar amount of the award will be divided by the Black-Scholes-Merton value per share to determine the number of stock options to be issued.

The ISP Awards will be paid in cash.

2016 Incentive Bonus Program

Our fiscal 2016 incentive bonus program was comprised of two types of awards: (i) awards based on the achievement of specific fiscal year financial objectives of the Company (the “2016 Corporate Performance Award”) and (ii) discretionary awards based on achievement of subjective larger corporate goals (the “2016 Discretionary Performance Award”).

Our incentive bonus program included different levels of bonus opportunity based on a participant’s position with the Company. For fiscal 2016, Mr. Gaynor was the “level one” participant and Ms. Cipolla and Mr. Symmons were the “level two” participants. Bonus opportunities for level one and level two participants for fiscal 2016 were calculated by applying designated portions of their respective annual base salary amounts to formulas for the 2016 Discretionary Performance Award and each of the four components of the 2016 Corporate Performance Award.

For fiscal 2016, 75% of Mr. Gaynor’s base salary amount was used to calculate his 2016 Corporate Performance Award and 25% of his base salary amount was used to calculate his 2016 Discretionary Performance Award. For fiscal 2016, 37.5% of Ms. Cipolla’s and Mr. Symmons’ respective base salary amounts were used to calculate their respective 2016 Corporate Performance Awards and 12.5% of their respective base salary amounts were used to calculate their respective 2016 Discretionary Performance Awards.

2016 Corporate Performance Awards

In order to determine a participant’s 2016 Corporate Performance Award, the portion of such participant’s annual base salary applicable to the 2016 Corporate Performance Award calculation (75% in the case of Mr. Gaynor and 37.5% in the case of Ms. Cipolla and Mr. Symmons), was divided by four and the quotient was used as a baseline for determining the bonus for each component of the 2016 Corporate Performance Award (for each component, the “2016 Corporate Baseline”). The 2016 Corporate Baseline was $52,500, $17,813, and $18,750 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

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Our fiscal 2016 corporate financial objectives upon which the 2016 Corporate Performance Awards were based were as follows: (i) revenue growth over that of the prior fiscal year (the “2016 Revenue Component”); (ii) strategic revenue growth (which was based upon the revenues generated by certain product lines and customers specified by the Compensation Committee at the time that the incentive bonus program was established for fiscal 2016) over that of the prior fiscal year (the “2016 Strategic Revenue Component”); (iii) adjusted EBITDA (which is earnings before income, taxes, depreciation, and amortization, as adjusted to exclude the effect of the non-cash income or expense associated with the mark-to-market adjustments related to our June 2012 warrants) (the “2016 Adjusted EBITDA Component”); and (iv) return on assets (adjusted to exclude the effect of the non-cash income or expense associated with the mark-to-market adjustments related to our June 2012 warrants) (the “2016 ROA Component”). Each component of the 2016 Corporate Performance Award was evaluated independently of the other components, and the 2016 Discretionary Performance Award was evaluated independently of the 2016 Corporate Performance Award.

2016 Revenue Component

If our total revenue in fiscal 2016 exceeded our total revenue in fiscal 2015, our named executive officers would be entitled to a bonus award under the 2016 Revenue Component equal to such officer’s 2016 Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that actual revenue for fiscal 2016 exceeded the actual revenue for fiscal 2015.

Our total revenue in fiscal 2016 was 26.43% higher than that for fiscal 2015. Accordingly, under the formula used to calculate each named executive officer’s 2016 Revenue Component bonus (2016 Corporate Baseline x 126.43%), Mr. Gaynor earned $66,375, Ms. Cipolla earned $22,520, and Mr. Symmons earned $23,706.

2016 Strategic Revenue Component

If our total strategic revenue in fiscal 2016 exceeded our total strategic revenue for fiscal 2015, our named executive officers would be entitled to a bonus award under the 2016 Strategic Revenue Component equal to such officer’s 2016 Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that actual strategic revenue for fiscal 2016 exceeded the actual strategic revenue for fiscal 2015, up to a maximum growth rate of 50%.

Our strategic revenue in fiscal 2016 was 93% higher than that for fiscal 2015. Accordingly, under the formula used to calculate each named executive officer’s 2016 Strategic Revenue Component bonus (2016 Corporate Baseline x 150%), Mr. Gaynor earned $78,750, Ms. Cipolla earned $26,719, and Mr. Symmons earned $28,125.

2016 Adjusted EBITDA Component

In order for our named executive officers to earn a bonus with respect to the 2016 Adjusted EBITDA Component, we had to meet or exceed a minimum adjusted EBITDA margin target established by the Compensation Committee for fiscal 2016. The adjusted EBITDA margin was calculated by dividing the fiscal 2016 adjusted EBITDA by the fiscal 2016 revenues and the target was set at 15% for fiscal 2016. If our adjusted EBITDA margin for fiscal 2016 equaled or exceeded the target, then each named executive officer would earn a bonus equal to such officer’s 2016 Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that our adjusted EBITDA for fiscal 2016 exceeded our adjusted EBITDA for fiscal 2015, up to a maximum growth rate of 50%. If we did not achieve at least the adjusted EBITDA margin target, or if there was no growth year-over-year in adjusted EBITDA, our officers would not earn a bonus with respect to the 2016 Adjusted EBITDA Component.

Our actual adjusted EBITDA margin for fiscal 2016 equaled 15%, which satisfied the adjusted EBITDA margin target requirement. For fiscal 2016, our adjusted EBITDA was 772% higher than that for fiscal 2015. Accordingly, under the formula used to calculate each named executive officer’s 2016 Adjusted EBITDA Component bonus (2016 Corporate Baseline x 150%), Mr. Gaynor earned $78,750, Ms. Cipolla earned $26,719, and Mr. Symmons earned $28,125.

2016 ROA Component

The 2016 ROA Component was based on achieving a return on assets target of at least 15% for fiscal 2016. If our return on assets for fiscal 2016 equaled or exceeded the target, then the named executive officers would be entitled to a bonus award under the 2016 ROA Component equal to such officer’s 2016 Corporate Baseline multiplied by 100%.

For fiscal 2016, our actual return on assets rate equaled 15%, which met the target. Accordingly, under the formula used to calculate each named executive officer’s 2016 ROA Component bonus (2016 Corporate Baseline x 100%), Mr. Gaynor earned $52,500, Ms. Cipolla earned $17,813, and Mr. Symmons earned $18,750.

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The following table sets forth (i) each named executive officer’s base salary for fiscal 2016, (ii) the percentage of base salary, and the corresponding 2016 Corporate Baseline dollar amount, used in the calculation of the 2016 Corporate Performance Award bonus, and (iii) the amount earned for each component of the 2016 Corporate Performance Award:

				Bonus Award Earned
Participant	Total 2016 Base Salary ($)	Base Salary for 2016 Corporate Performance Award Calculation (%)	Baseline for Each Component of 2016 Corporate Performance Award ($)	2016 Revenue ($)	2016 Strategic Revenue ($)	2016 Adjusted EBITDA ($)	2016 ROA ($)
J. James Gaynor	280,000	75	52,500	66,375	78,750	78,750	52,500
Dorothy Cipolla	190,000	37.5	17,813	22,520	26,719	26,719	17,813
Alan Symmons	200,000	37.5	18,750	23,706	28,125	28,125	18,750

2016 Discretionary Performance Awards

In order to determine a participant’s 2016 Discretionary Performance Award, the portion of such participant’s annual base salary applicable to the 2016 Discretionary Performance Award calculation (25% in the case of Mr. Gaynor and 12.5% in the case of Ms. Cipolla and Mr. Symmons), was used as a baseline for determining the bonus opportunity for the 2016 Discretionary Performance Award (the “2016 Discretionary Baseline”). The 2016 Discretionary Baseline is $70,000, $47,500 and $50,000 or Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

The 2016 Discretionary Performance Awards are discretionary awards made by our Compensation Committee that were based on achievement of certain corporate goals set by the Compensation Committee for fiscal 2016. At the end of fiscal 2016, our Chief Executive Officer provided an executive summary to the Compensation Committee, which summarized our achievements with respect to each such corporate goal. The Compensation Committee determined whether the corporate goals were met and whether 2016 Discretionary Performance Awards would be made.

For fiscal 2016, the corporate goals included: (i) the execution of our plan to increase infrared capacity and reduce our costs with respect to our infrared lenses, (ii) the expansion, improvement, and reorganization our sales and marketing organization, (iii) increased investor awareness, and (iv) the identification of potential acquisition growth targets.

After reviewing our Chief Executive Officer’s executive summary, the Compensation Committee determined that for fiscal 2016, each named executive officer met the corporate goals established with respect to the 2016 Discretionary Performance Award. Accordingly, under the formula used to calculate each named executive officer’s 2016 Discretionary Performance Award bonus (2016 Discretionary Baseline x 100%, if the goals are met), each named executive officer earned a 2016 Discretionary Performance Award as follows:

Participant	2016 Discretionary Baseline ($)	Total Amount Earned ($)
J. James Gaynor	70,000	70,000
Dorothy Cipolla	47,500	47,500
Alan Symmons	50,000	50,000

Payment of Awards

The 2016 Corporate Performance Awards were paid 50% in cash and 50% in stock options.

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The 2016 Discretionary Performance Awards were stock option grants, which vest in four equal annual installments beginning on the first anniversary of the grant date, and have an exercise price equal to the closing stock price on the day before the grant date plus a premium of 15%. The dollar amount of the award was divided by the Black-Scholes-Merton value per share to determine the number of stock options issued.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) our Chief Executive Officer and (ii) our two other most highly compensated executive officers serving as executive officers at the end of fiscal 2017, which includes our Chief Financial Officer. We did not have any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the end of fiscal 2017.

				Stock		Option		Non-Equity Incentive Plan		All Other
	Fiscal	Salary		Awards		Awards		Compensation		Compensation	Total
Name and Position	Year	($)		($)(1)		($)(2)		($)		($)(3)	($)
(a)	(b)	(c)		(e)		(f)		(g)		(i)	(j)
J. James Gaynor	2017	284,712	(4)	93,555	(5)	73,500	(5)	130,255	(5)	—	582,021
President & Chief Executive Officer	2016	285,385		—		237,110	(6)	138,188	(6)	—	660,683
Dorothy M. Cipolla	2017	195,000	(7)	31,742	(5)	24,938	(5)	44,142	(5)	—	295,821
Chief Financial Officer, Treasurer & Secretary	2016	190,000		—		79,438	(6)	46,885	(6)	—	316,323
Alan Symmons	2017	205,192	(8)	33,412	(5)	26,250	(5)	46,412	(5)	—	311,267
Executive Vice President of Operations	2016	200,000		—		83,156	(6)	49,353	(6)	—	332,509

Notes:

(1)	For valuation assumptions on stock awards refer to note 10 to the Consolidated Financial Statements of our Annual Report on Form 10-K for fiscal 2017. The disclosed amounts reflect the fair value of the restricted stock unit awards that were earned during the fiscal years ended June 30, 2017 in accordance with FASB ASC Topic 718.
(2)	For valuation assumptions on stock option awards refer to note 10 to the Consolidated Financial Statements of our Annual Report on Form 10-K for fiscal 2017. The disclosed amounts reflect the fair value of the stock option awards that were earned during the fiscal years ended June 30, 2017 and 2016 in accordance with FASB ASC Topic 718.
(3)	Other Compensation, as defined by SEC rules does not include the amounts that qualify under the applicable de minimis rule for all periods presented. The de minimis rule does not require reporting of perquisites and other compensation that totals less than $10,000 in the aggregate. The nature of these compensatory items include our contribution toward the premium costs for employee and dependent medical, life, and disability income insurances, benefits generally available to our employees.
(4)	Mr. Gaynor’s base salary was 49% of his total compensation for fiscal 2017 and 43% of his total compensation for fiscal 2016.
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(5)	Based on the achievement of certain criteria, the named executive officers earned their respective incentive bonus awards for fiscal 2017. Pursuant to the terms of the Plan, the earned portion of each named executive officer’s award is to be paid out 44% in cash and 56% in equity awards; however, even though the awards were earned for fiscal 2017, neither the cash portion nor the equity portion were paid in fiscal 2017. The Compensation Committee retains the discretion to adjust the portion of the award that will be paid in cash and the portion that will be paid in stock options or restricted stock units. In the event the Compensation Committee exercises its discretion to adjust the portion of the award that is paid in cash, restricted stock units and stock options, we will file a Form 8-K to disclose such adjustment. For additional information, please see “Discussion of Summary Compensation Table of Named Executive Officers” below.
(6)	Based on the achievement of certain criteria, the named executive officers partially earned their respective incentive bonus awards for fiscal 2016. Pursuant to the terms of the Plan, the earned portion of each named executive officer’s award was paid out 50% in cash and 50% in stock option awards; however, neither the cash portion nor the stock option portion were paid in fiscal 2016. For additional information, please see “Discussion of Summary Compensation Table of Named Executive Officers” below.
(7)	Ms. Cipolla’s base salary was 65% of her total compensation for fiscal 2017 and 60% of her total compensation for fiscal 2016.
(8)	Mr. Symmons’ base salary was 67% of his total compensation for fiscal 2017 and 60% of his total compensation for fiscal 2016.

Narrative Discussion of Summary Compensation Table of Executive Officers

The following is a narrative discussion of the material information that we believe is necessary to understand the information is disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

With respect to fiscal 2017, each named executive officer received a base salary and incentive awards. Information on the specific components of executive compensation for fiscal 2017 can be found above under the heading “2017 Incentive Bonus Program.” With respect to fiscal 2016, each named executive officer received a base salary and incentive awards. Information on the specific components of executive compensation for fiscal 2016 can be found above under the heading “2016 Incentive Bonus Program.”

Additional details regarding the stock options granted to each named executive officer is set forth below.

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J. James Gaynor

Stock Option Grants (1)

Grant	Number	Number of		Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares		Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020
				$	$	$	$	$
10/27/2011	40,000	40,000	(3)	1,747	—	—	—	—
10/25/2012	40,000	40,000	(3)	4,752	1,188	—	—	—
1/31/2013	13,000	13,000	(3)	1,355	678	—	—	—
10/31/2013	50,000	25,000	(3)	8,772	8,772	2,192	—	—
10/30/2014	50,000	12,500	(3)	8,439	8,439	8,439	2,109	—
10/29/2015	23,000	7,667	(3)	3,146	4,194	4,194	4,194	1,048
10/27/2016	117,108	117,108	(4)	—	137,930	—	—	—
10/27/2016	60,870	60,870	(4)	—	70,017	—	—	—
				28,211	231,218	14,825	6,303	1,048

(1)	This table includes the stock options award of 177,978 shares that Mr. Gaynor earned during fiscal 2016, but was granted during fiscal 2017, based on the achievement of certain performance goals in fiscal 2016. This table does not include restricted stock unit and stock option awards equal to $167,055 that Mr. Gaynor earned, but has not received, based on the achievement of certain performance goals in fiscal 2017.
(2)	Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	Represents the number of shares vested as of June 30, 2017. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.
(4)	Represents the number of shares vested as of June 30, 2017. Stock options granted as part of the incentive bonus program vested immediately.

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Dorothy Cipolla

Stock Option Grants (1)

Grant	Number	Number of		Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares		Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020
				$	$	$	$	$
10/27/2011	12,500	12,500	(3)	545	—	—	—	—
10/25/2012	13,000	13,000	(3)	1,485	371	—	—	—
1/31/2013	4,000	4,000	(3)	417	208	—	—	—
10/31/2013	15,000	22,500	(3)	2,632	2,632	658	—	—
10/30/2014	15,000	7,500	(3)	2,532	2,532	2,532	633	—
10/29/2015	7,000	1,750	(3)	958	1,276	1,276	1,276	318
10/26/2016	20,652	20,652	(4)	—	23,755	—	—	—
10/27/2016	39,733	39,733	(4)	—	46,798	—	—	—
				8,569	77,572	4,466	1,909	318

(1)	This table includes the stock options award of 60,385 shares that Ms. Cipolla earned during fiscal 2016, but that was granted during fiscal 2017, based on the achievement of certain performance goals in fiscal 2016. This table does not include restricted stock unit and stock option awards equal to $56,679 that Ms. Cipolla earned, but has not received, based on the achievement of certain performance goals in fiscal 2017.
(2)	Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	Represents the number of shares vested as of June 30, 2017. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.
(4)	Represents the number of shares vested as of June 30, 2017. Stock options granted as part of the incentive bonus program vested immediately.

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Alan Symmons

Stock Option Grants (1)

Grant	Number	Number of		Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares(3)		Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020
				$	$	$	$	$
10/27/2011	12,500	12,500	(3)	545	—	—	—	—
10/25/2012	12,500	12,500	(3)	1,485	371	—	—	—
1/31/2013	4,000	4,000	(3)	417	208	—	—	—
10/31/2013	15,000	11,250	(3)	2,632	2,632	558	—	—
10/30/2014	15,000	7,500	(3)	2,532	2,532	2,532	633	—
1/12/2015	10,000	5,000	(3)	1,572	1,572	1,569	784	—
10/29/2015	7,000	1,750	(3)	958	1,276	1,276	1,276	318
10/27/2016	21,739	21,739	(4)	—	25,006	—	—	—
10/27/2016	41,824	41,824	(4)	—	49,260	—	—	—
				10,141	82,857	5,935	2,693	318

(1)	This table includes the stock options award of 63,563 shares that Mr. Symmons earned during fiscal 2016, but that was granted during fiscal 2017, based on the achievement of certain performance goals in fiscal 2016. This table does not include restricted stock unit and stock option awards equal to $59,662 that Ms. Cipolla earned, but has not received, based on the achievement of certain certain performance goals in fiscal 2017.
(2)	Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	Represents the number of shares vested as of June 30, 2017. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.
(4)	Represents the number of shares vested as of June 30, 2017. Stock options granted as part of the incentive bonus program vested immediately.

Potential Payments Upon Termination or Change-of-Control

Mr. Gaynor is our only named executive officer entitled to any payments upon termination. If Mr. Gaynor is terminated without cause, he is entitled to a severance payment equal to three months’ salary, as well as three months’ paid COBRA benefits.

All of our named executive officers are entitled to certain payments in the event of a change-of-control. The following table sets forth the change-of-control payments due to each of our named executive officers.

Amount of Payment Upon
Executive Officer	A Change of Control (1)
J. James Gaynor (2)	$630,000
Dorothy Cipolla (3)	$50,000
Alan Symmons (3)	$52,500
(1)	A change-of-control is defined as any of the following transactions occurring:
•	The dissolution or liquidation of the Company;
•	Our stockholders approve an agreement providing for a sale, lease, or other disposition of all or substantially all of our assets and the transactions contemplated by such agreement are consummated;

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•	A merger or a consolidation in which we are not the surviving entity;
•	Any person acquires the beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; and
•	The individuals who, prior to the transaction, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least fifty percent (50%) of the Board, except that if the election of or nomination for election by the stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be deemed to be a member of the Incumbent Board.

Notwithstanding the foregoing, a public offering of our common stock shall not be considered a change-of-control.

(2)	Mr. Gaynor is entitled to twenty-four months’ compensation in the event of a change-of-control. Payments made pursuant to a change-of-control to Mr. Gaynor would be paid in a lump sum and would only be paid out in the event Mr. Gaynor was no longer employed by us. All of Mr. Gaynor’s unvested stock options immediately vest upon a change-of-control.
(3)	Ms. Cipolla and Mr. Symmons are entitled to three months’ compensation in the event of a change-of-control. Payments made pursuant to a change-of-control to Ms. Cipolla or Mr. Symmons would occur according to our normal payroll schedule and would only be paid out in the event they were no longer employed by us.

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Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	(b)	(c)
	Number of	Number of
	Securities	Securities
	Underlying	Underlying	(e)		(f)
	Unexercised	Unexercised	Option		Option
(a)	Options (#)	Options (#)	Exercise	Vesting	Expiration
Name	Exercisable	Unexercisable	Price ($)	Schedule	Date
J. James Gaynor (1)	15,000	—	$3.05	25%/yr for 4 yrs	11/6/2017
	30,000	—	$2.10	25%/yr for 4 yrs	1/31/2018
	50,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	25,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	40,000	—	$1.39	25%/yr for 4 yrs	10/27/2021
	40,000	—	$0.98	25%/yr for 4 yrs	10/25/2022
	13,000	—	$0.87	25%/yr for 4 yrs	1/31/2023
	37,500	12,500	$1.41	25%/yr for 4 yrs	10/31/2023
	25,000	25,000	$1.37	25%/yr for 4 yrs	10/30/2024
	5,750	17,250	$1.48	25%/yr for 4 yrs	10/29/2025
	55,556	—	$1.48	immediate	10/29/2025
	—	60,870	$1.56	25%/yr for 4 yrs	10/27/2026
	117,108	—	$1.56	immediate	10/27/2026
Dorothy Cipolla (2)	10,000	—	$3.05	25%/yr for 4 yrs	11/6/2017
	10,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	9,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	12,500	—	$1.39	25%/yr for 4 yrs	10/27/2021
	12,500	—	$0.98	25%/yr for 4 yrs	10/25/2022
	4,000	—	$0.87	25%/yr for 4 yrs	1/31/2023
	11,250	3,750	$1.41	25%/yr for 4 yrs	10/31/2023
	7,500	7,500	$1.37	25%/yr for 4 yrs	10/30/2024
	28,274	—	$1.48	immediate	10/29/2025
	1,750	5,250	$1.48	25%/yr for 4 yrs	10/29/2025
	39,733	—	$1.56	immediate	10/27/2026
Alan Symmons (3)	5,000	—	$3.27	25%/yr for 4 yrs	12/3/2017
	10,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	7,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	12,500	—	$1.39	25%/yr for 4 yrs	10/27/2021
	12,500	—	$0.98	25%/yr for 4 yrs	10/25/2022
	4,000	—	$0.87	25%/yr for 4 yrs	1/31/2023
	11,250	3,750	$1.41	25%/yr for 4 yrs	10/31/2023
	7,500	7,500	$1.37	25%/yr for 4 yrs	10/30/2024
	5,000	5,000	$1.27	25%/yr for 4 yrs	1/12/2025
	29,762	—	$1.48	immediate	10/29/2025
	1,750	5,250	$1.48	25%/yr for 4 yrs	10/29/2025
	41,824	—	$1.56	immediate	10/27/2026

(1)	This table does not include the stock options award equal to $73,500 that Mr. Gaynor earned, but has not yet received, based on the achievement of certain performance goals in fiscal 2017.
(2)	This table does not include the stock options award equal to $24,938 that Ms. Cipolla earned, but has not yet received, based on the achievement of certain performance goals in fiscal 2017.
(3)	This table does not include the stock options award equal to $26,250 that Mr. Symmons earned, but has not yet received, based on the achievement of certain performance goals in fiscal 2017.

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The stock options were issued pursuant to the Plan and have a ten-year life. The options will terminate 90 days after termination of employment, or in the case of termination due to death or permanent disability, the options will terminate one year after the date of termination.

DIRECTOR COMPENSATION

Director Compensation

The table below summarizes the compensation paid by us to non-employee directors for fiscal 2017.

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards	Compensation	Total
Name (1)	($)(2)	($)(3)	($)	($)
(a)	(b)	(c)	(g)	(h)
Robert Ripp	$98,500	$60,001	$—	$158,501
Sohail Khan	$38,500	$60,001	$—	$98,501
Dr. Steven Brueck	$34,500	$60,001	$—	$94,501
Louis Leeburg	$42,500	$60,001	$—	$102,501
M. Scott Faris	$34,500	$60,001	$—	$94,501
Craig Dunham	$34,500	$60,001	$—	$94,501

(1)	J. James Gaynor, our President and Chief Executive Officer during fiscal 2017, is not included in this table as he was an employee, and, thus, received no compensation for his services as a director. The compensation received by Mr. Gaynor as an employee is disclosed in the Summary Compensation Table on page 28.
(2)	Total fees earned for fiscal 2017 includes all fees earned, including earned but unpaid fees. The amounts of unpaid fees for each director are as follows: Mr. Ripp - $25,000, Mr. Leeburg - $11,000, Dr. Brueck - $9,000, Mr. Khan - $10,000, Mr. Faris - $9,000, and Mr. Dunham - $9,000.
(3)	Reflects the fair value amount for restricted stock units granted for the fiscal year ended June 30, 2017 in accordance with ASC Topic 718.

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Discussion of the Summary Compensation Table of Directors

The following is a discussion of the material information that we believe is necessary to understand the information disclosed in the Summary Compensation Table. We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as a director as well as the skill-level required by us of members of our Board. For fiscal 2017, the Board increased the cash and stock-based incentive compensation awarded to directors. The annual cash portion of the directors’ compensation increased from $30,000 to $36,000 and the annual value of restricted stock awards increased from $50,000 to $60,000.

Cash Compensation Paid to Board Members

During fiscal 2017, directors received a monthly retainer of $2,500 for the first quarter and $3,000 per month for the second, third and fourth quarters. There are no meeting attendance fees paid unless, by action of the Board, such fees are deemed advisable due to a special project or other effort requiring extra-normal commitment of time and effort. Additionally, fees are paid to the Chairman of the Board and Committee Chairmen for their additional responsibilities in overseeing their respective functions. The following table sets forth the annual fees paid to each director for fiscal 2017:

Name	Board Fee	Chairman Fee	Committee Chair Fee	Total Fees Earned for Fiscal Year 2015
Robert Ripp	$34,500	$60,000	$4,000	$98,500
J. James Gaynor (1)	$—			$—
Sohail Khan	$34,500		$4,000	$38,500
Steven Brueck	$34,500			$34,500
M. Scott Faris	$34,500			$34,500
Louis Leeburg	$34,500		$8,000	$42,500
Craig Dunham	$34,500			$34,500
(1)	Mr. Gaynor did not receive any compensation for his service as a director because he is also an employee.

Stock Option/Restricted Stock Program

All directors are eligible to receive equity incentives under the Plan, including stock options, restricted stock awards, or units. In fiscal 2017, the following directors received grants under the Plan:

	Restricted Stock Units
Name of Director (1)	Number of Units Granted	Grant Date	Fair Value Price Per Share
Dr. Steven Brueck	38,462	10/27/2016	$1.56
Sohail Khan	38,462	10/27/2016	$1.56
Louis Leeburg	38,462	10/27/2016	$1.56
Robert Ripp	38,462	10/27/2016	$1.56
M. Scott Faris	38,462	10/27/2016	$1.56
Craig Dunham	38,462	10/27/2016	$1.56
	230,772
(1)	Mr. Gaynor did not receive any compensation for his service as a director because he is also an employee.

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Additional details regarding the restricted stock units granted to each director, other than Mr. Gaynor, is set forth below.

Robert Ripp

Restricted Stock Unit			Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020
			$	$	$	$	$
1/31/2013	40,000	40,000	5,766	—	—	—	—
10/31/2013	35,460	35,460	16,692	4,173	—	—	—
10/30/2014	36,500	24,333	16,607	16,608	4,151	—	—
10/29/2015	33,785	11,262	16,607	16,668	16,668	4,165	—
10/27/2016	38,462	—	—	15,003	20,001	19,999	4,998
			55,672	52,452	40,820	24,164	4,998

Positions:	Chairman of the Board, Compensation Committee Chairman, Nominating & Corporate Governance Committee Chairman
Committees:	Compensation, Finance and Nominating & Corporate Governance Committees

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2017. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Sohail Khan

Restricted Stock Unit			Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020
			$	$	$	$	$
1/31/2013	40,000	40,000	5,766	—	—	—	—
10/31/2013	35,460	35,460	16,692	4,173	—	—	—
10/30/2014	36,500	24,333	16,607	16,608	4,151	—	—
10/29/2015	33,785	11,262	16,607	16,668	16,668	4,165	—
10/27/2016	38,462	—	—	15,003	20,001	19,999	4,998
			55,672	52,452	40,820	24,164	4,998

Positions:	Finance Committee Chairman
Committees:	Finance, Compensation and Nominating & Corporate Governance Committees

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2017. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

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Dr. Steven Brueck

Restricted Stock Unit			Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020
			$	$	$	$	$
1/31/2013	40,000	40,000	5,766	—	—	—	—
10/31/2013	35,460	35,460	16,692	4,173	—	—	—
10/30/2014	36,500	24,333	16,607	16,608	4,151	—	—
10/29/2015	33,785	11,262	16,607	16,668	16,668	4,165	—
10/27/2016	38,462	—	—	15,003	20,001	19,999	4,998
			55,672	52,452	40,820	24,164	4,998

Committees:	Audit Committee

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2017. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Louis Leeburg

Restricted Stock Unit			Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020
			$	$	$	$	$
1/31/2013	40,000	40,000	5,766	—	—	—	—
10/31/2013	35,460	35,460	16,692	4,173	—	—	—
10/30/2014	36,500	24,333	16,607	16,608	4,151	—	—
10/29/2015	33,785	11,262	16,607	16,668	16,668	4,165	—
10/27/2016	38,462	—	—	15,003	20,001	19,999	4,998
			55,672	52,452	40,820	24,164	4,998

Positions:	Audit Committee Chairman
Committees:	Audit, Compensation and Nominating & Corporate Governance Committees

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2017. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

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M. Scott Faris

Restricted Stock Unit			Compensation Expense (1)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (2)	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020
			$	$	$	$	$
1/31/2013	40,000	40,000	5,766	—	—	—	—
10/31/2013	35,460	35,460	16,692	4,173	—	—	—
10/30/2014	36,500	24,333	16,607	16,608	4,151	—	—
10/29/2015	33,785	11,262	16,607	16,668	16,668	4,165	—
10/27/2016	38,462	—	—	15,003	20,001	19,999	4,998
			55,672	52,452	40,820	24,164	4,998

Committees:	Audit and Finance Committees

(1)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2017. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Craig Dunham (1)

Restricted Stock Unit Grants			Compensation Expense (2)
Grant	Number	Number of	Actual	Actual	Projected	Projected	Projected
Date	of Shares	Vested Shares (3)	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020
			$	$	$	$	$
10/30/2014	36,500	24,333	16,607	16,608	4,151	—	—
10/29/2015	33,785	11,262	12,502	16,608	16,668	4,165	—
10/27/2016	38,462	—	—	15,003	20,001	19,999	4,998
			$29,109	$48,219	$40,820	$24,164	$4,998

Committees:	Audit Committee

(1)	Mr. Dunham served as a consultant to the Board from March 2014 until April 2016. In April 2016, he was appointed as a director. During the time period Mr. Dunham served as a consultant to the Board, he earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation he earned as a consultant and director.
(2)	Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2017. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

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Equity Compensation Plan Information

Equity Compensation Plan Information

The following table sets forth as of June 30, 2017, the end of our most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise and grant price of outstanding options, warrants and rights		Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	3,915,625	(1)	$1.68	(2)	631,701
Equity compensation plans not approved by security holders	—		—		—

(1)	Represents the number of underlying shares of Class A common stock associated with outstanding options and RSUs as well as restricted.
(2)	Represents weighted-average exercise price of options outstanding under the Plan. The weighted-average exercise price does not include the RSU awards.

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ITEM NO. 2

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 50,000,000

Background

The Board has approved an amendment to Article FOURTH of our Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of our common stock from forty million (40,000,000) to fifty million (50,000,000). The increase in the authorized shares of our common stock will result in an increase in our authorized capital stock from forty-five million (45,000,000) to fifty-five million (55,000,000). Our Board has determined that the Charter Amendment is advisable and in the best interests of the Company and our stockholders. The Charter Amendment does not contemplate any change to the number of authorized shares of our preferred stock. As approved by our Board, subject to stockholder approval, Article FOURTH of our Certificate of Incorporation would be amended to read as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Fifty-Five Million (55,000,000) shares, divided into Fifty Million (50,000,000) shares of common stock, par value $0.01 per share, and Five Million (5,000,000) shares of preferred stock, par value $0.01 per share. The Board of Directors of the Corporation shall have the authority to issue such shares of common stock and preferred stock in one or more classes or series, with such voting powers, designations, preferences, and relative, participating, optional, or other special rights, if any, and such qualifications, limitations, or restrictions thereof, if any, as shall be provided for in a resolution or resolutions adopted by the Board of Directors of the Corporation and filed as a Certificate of Designations pursuant to Section 151(g) of the General Corporation Law of the State of Delaware.”

Reasons for Proposal

We currently have 40,000,000 shares of common stock authorized for issuance. On November 9, 1995, the Board adopted a Certificate of Designation of Class A Common Stock and Class E-1 Common Stock, Class E-2 Common Stock, and Class E-3 Common Stock (the “Original Class A Certificate of Designation”), designating 34,500,000 shares as Class A common stock. As of September 11, 2017, there were 24,247,471 shares of Class A common stock outstanding, our only class of common stock currently outstanding. In addition, we reserved for issuance (i) 476,474 shares for issuance upon the exercise of outstanding warrants to purchase Class A common stock, (ii) 1,508,782 shares of Class A common stock underlying outstanding restricted stock units, 1,096,186 shares of Class A common stock for issuance upon the exercise of outstanding stock options, 631,701 shares of Class A common stock for issuance under the Plan, and 371,250 shares of Class A common stock for issuance under our 2014 Employee Stock Purchase Plan (the “2014 ESPP”). Thus, we currently have a total of 6,168,136 shares of Class A Common Stock available for use in connection with general corporate purposes.

If our stockholders approve this Item No. 2, the Board will designate the additional 10,000,000 authorized shares of common stock as Class A common stock, the only class of common stock currently outstanding, and, if and when issued, would have the same rights and privileges as the shares of Class A common stock currently outstanding. The holders of the Class A common stock do not have preemptive rights to purchase or otherwise acquire any shares of Class A common stock that may be issued in the future.

The increase in the authorized number of shares of common stock, and subsequent increase in the number of shares of common stock designated as Class A common stock, is intended to ensure that there will be a sufficient number of authorized but unissued shares available for issuance in the future. Such future activities may include, but are not limited to, issuances related to general corporate activities, possible financing and other corporate transactions, and other purposes that the Board may determine are appropriate. As of the date of this Proxy Statement, we have no current plans, commitments, arrangements, or understandings relating to the issuance of the newly-authorized shares that would be available if this Item No. 2 is adopted, including in connection with a merger, acquisition, or other corporate or financing transactions. However, as part of our strategic plan, we routinely engage in discussions with potential financing sources and acquisition targets and we desire to position ourselves to engage in such potential financings or acquisitions when needs or opportunities arise and / or market conditions warrant. If this Item No. 2 is adopted by our stockholders, and if any such discussions result in us entering into definitive agreements with respect to one or more financing or strategic transactions at some point in the future, it is possible that we could issue some or all of the newly-authorized shares in and upon closing such transactions.

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Further, if our stockholders also approve the proposal to amend the Plan to increase the shares available for future grants under the Plan by 1,200,000 shares pursuant to Item No. 3, after the reservation of such 1,200,000 shares, the number of newly authorized shares of common stock available for issuance following the increase in the number of authorized shares of common stock, and the subsequent designation of such authorized shares as Class A common stock, will essentially be only 8,800,000 shares of Class A common stock.

The approval by our stockholders of the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock will not, by itself, have any effect on the rights of stockholders. The future issuance of the additional shares of Class A common stock would however, dilute the stockholders’ ownership interest in the Company at the time of issuance. The issuance of Class A common stock could also discourage an attempt by a third party to acquire control of us. This could occur if the purchasers of newly issued Class A common stock supports the Board in opposing a proposed transaction for control or if our stockholder rights plan is triggered by such a transaction. In addition, the issuance of new shares could dilute the stock ownership and voting power of a third party seeking to acquire control of us. One possible effect of these actions is to perpetuate incumbent management. It should be noted that the risk of these possible actions is present even if the number of authorized shares of common stock is not increased. The proposed amendment is not being recommended in response to any specific effort to obtain control of us and we are not aware of any such efforts.

Effectiveness

If the proposed amendment to Article FOURTH is approved, the Board will be empowered, without the necessity of further action or authorization by the stockholders (unless otherwise required by applicable law or the NCM Listing Rules, or the rules of any other stock market or exchange on which our Class A common stock may then be listed) to cause us to issue, from time to time, the 10,000,000 additional shares of Class A common stock on such terms and under such circumstances as it may determine.

Required Vote of Stockholders

Item No. 2 will be adopted if a majority of the outstanding Class A common stock having voting power, present in person or represented by proxy, affirmatively votes in favor of this proposal. Consequently, abstentions will have the effect of votes cast against this proposal and broker non-votes will have the effect of reducing the absolute number, but not the percentage, of affirmative votes needed to pass this proposal. If this proposal is approved by the stockholders, a Certificate of Amendment of the Company’s Certificate of Incorporation, substantially in the form attached to this Proxy Statement as Appendix A, will be filed with the Secretary of the State of Delaware to affect the increase in the number of authorized shares of common stock. The Board also attends to designate the newly authorized shares of common stock as Class A common stock by filing a Certificate of Amendment to the Original Class A Certificate of Designation with the Secretary of the State of Delaware pursuant to its authority granted by the General Corporation Law of the State of Delaware and our Certificate of Incorporation.

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 50,000,000.

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ITEM NO. 3

APPROVAL OF THE AMENDMENT TO THE PLAN TO INCREASE THE SHARES AVAILABLE FOR FUTURE GRANTS UNDER THE PLAN BY 1,200,000 SHARES

The Plan currently has authorized for issuance 3,915,625 shares of Class A common stock of which 631,701 shares remain available for future grants as of September 11, 2017. Our Board desires to amend the Plan to increase the shares authorized for issuance by 1,200,000 shares to a total of 5,115,625 shares.

Our Board believes that the approval of the amendment to the Plan to increase the number of shares of Class A common stock available for future grants under the Plan is necessary in order to allow us to continue to utilize equity awards to attract, retain, and motivate the services of key individuals essential to our long-term growth and financial success and to further align their interests with those of our stockholders.

Reasons for the Amendment

The Plan was approved by our stockholders at the Company’s Annual Meeting on October 15, 2002. At that time, the Plan combined two previously outstanding incentive plans and provided that the maximum number of shares of Class A common stock which could be issued pursuant to the Plan, subject to certain adjustments, was 3,725,000 shares. In March 2003, we affected a 1-for-8 reverse stock split, which reduced the maximum number of shares issuable under the Plan to 465,625. The Plan has been amended from time to time to increase the total number of shares authorized for issuance. As of September 11, 2017, 631,701 shares of common stock remain available for future issuance. The remaining shares available for future awards under the Plan are insufficient to meet the Company’s long-term incentive needs. The amendment would allow for 1,200,000 additional shares to be made available for awards under the Plan.

Dilution

The table below represents our potential “overhang” based on the number of our shares of Class A common stock, stock options, and restricted stock units outstanding as of September 11, 2017, and our request of 1,200,000 additional shares of Class A common stock be available for awards pursuant to the Plan. Our Board believes that the increase in shares of Class A common stock available under the Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity incentives, an important component of our overall compensation program. Although the use of equity is an important part of our compensation program, we are mindful of our responsibility to our stockholders in granting equity awards.

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		“Overhang”
		percent
	Shares	(1)
USE OF STOCK IN THE PLAN
Shares granted and issued since 1992	678,956	—
Shares currently outstanding:
Options (2)	1,096,186	4.5%
Restricted Stock Units	1,508,782	6.2%

Shares remaining available in Plan	631,701	2.6%

Total authorized under the Plan	3,915,625	—

Proposed additional shares	1,200,000	4.9%

Total Potential “Overhang”	5,115,625	18.3%

(1)

Overhang is calculated for purposes of this presentation as the number of shares of the type that are issued but subject to continued restriction (restricted stock), issuable upon exercise, or potentially issuable in the future under either restricted stock or option agreements divided by the 24.247,471 shares of Class A common stock outstanding at September 11, 2017.

(2)

Our outstanding options have exercise prices between $0.87 and $5.27 per share of Class A common stock.

Awards Granted to Certain Persons in Fiscal 2017

The table below sets forth information pertaining to stock options and shares of restricted stock that were granted in fiscal 2017 pursuant to the Plan to the persons or groups named below. The closing ask price of our Class A common stock on the date of issuance is used to determine the number of option or restricted stock unit shares to issue.

	Total Number	Dollar Value	Total Number	Dollar Value
	of	of	of Shares of	of Shares of
Name and Position	Stock Options	Stock Options	Resticted Stock	Resticted Stock
J. James Gaynor	177,978	$289,866	—	$—
President & CEO
Dorothy Cipolla	60,385	$98,347	—	$—
CFO, Secretary & Treasurer
Alan Symmons	63,563	$103,523	—	$—
Executive VP of Operations
All current executive officers as a group	301,926	$491,736	—	$—

All current non-employee directors as a group	—	—	230,772	$360,004

All employees except for executive officers as a group	45,000	$70,755	—	$—

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Burn Rate

The following table sets forth information regarding awards granted and the burn rate for each of the last three fiscal years and the average burn rate over the last three fiscal years. For each year, the burn rate has been calculated as the quotient of (1) the sum of all awards granted in a fiscal year, divided by (2) the number of shares of Class A common stock outstanding at the end of that fiscal year.

		Common
		Stock
	Awards	Outstanding	Burn
Fiscal Year	Granted	at June 30th	Rate
2017	577,698	24,215,733	2%
2016	392,087	15,590,945	3%
2015	295,760	15,235,073	2%

		Average burn rate	2%

The additional 1,200,000 shares of Class A common stock to be reserved for issuance under the Plan pursuant to this amendment is currently expected to be adequate for grants and awards for approximately four (4) years based on a projection for both directors’ compensation (approximately 480,000 shares) and employee and executive officer compensation (approximately 720,000 shares). Based on such projection, the shares of Class A common stock that might be granted during such period would total approximately 4.9% of outstanding shares of Class A common stock as of September 11, 2017. Not all shares granted actually become issued shares of Class A common stock.

The Board believes that, to attract, motivate, and retain qualified officers, directors, and employees, to incentivize such persons to attain our long-term goal of increasing stockholder value, and to continue to promote the Company’s well-being, it is in the best interests of us and our stockholders to provide our officers, directors, and employees, through the granting of equity incentive awards, the opportunity to participate in the appreciation in value, if any, of our Class A common stock. Our future success will be based on a combination of dedicated and competent management working alongside skilled and experienced electo-optic engineers and production personnel. The Board believes that the additional 1,200,000 shares to be reserved for issuance under the Plan will ensure the Company’s ability to retain and have access to qualified individuals.

Description of the Plan and the Proposed Amendment

The following summary of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as an exhibit to our proxy statement filed with the SEC on September 12, 2002. Amendments No. 1, dated October 20, 2014, and Amendment No. 2, dated December 6, 2004, were filed on Registration Statement on Form S-8 filed with the SEC on December 17, 2004. Amendment No. 3, dated November 1, 2007, and Amendment No. 4, dated January 1, 2009, were filed as exhibits to our proxy statement filed with the SEC on December 10, 2012. Amendment No. 5, dated January 1, 2013, was filed as an exhibit to our Registration Statement on Form S-8 filed with the SEC on May 9, 2013. Amendment No. 6, dated January 29, 2015, was filed as an exhibit to our proxy statement filed with the SEC on December 19, 2014. Amendment No. 7 to the Plan is attached to the Proxy Statement as Appendix B.

In General

Under the terms of the Plan, employees and officers of the Company and any subsidiary are eligible to receive incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code, stock appreciation rights and/or performance bonuses of cash or stock. In addition, employees and officers of the Company and any subsidiary, and directors of the Company, are eligible to receive options that do not qualify as Incentive Options (“Nonqualified Options”) and/or restricted stock or unit awards pursuant to the terms of the Plan. Generally, no consideration is received by us upon the grant of any options or awards; however, we will receive consideration upon the exercise of any options. To date, the only forms of awards under the Plan have been Incentive Options, Nonqualified Options, and restricted stock awards. The Plan is administered by the Board or a committee appointed by the Board (the “Omnibus Committee” – which is currently the Compensation Committee). As of September 11, 2017, approximately all employees and six directors were eligible to participate in the Plan; however, awards may be granted only to such officers, directors, and employees of the Company as the Omnibus Committee selects from time to time in its sole discretion.

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The Plan currently provides that the maximum number of shares of Class A common stock issuable under the Plan is 3,915,625 and as of September 11, 2017, there were only 631,701 shares remaining available for grant to persons participating in the Plan. The proposed amendment would increase the number of shares of common stock reserved for issuance under the Plan to a total of 5,115,625 shares, thereby providing an aggregate of 1,821,701 shares available for future grants to persons participating in the Plan.

Incentive Options are generally exercisable for a period of up to ten years from the grant date and the exercise price may not be less than the fair market value of the Class A common stock on the grant date. The fair market value of a share of Class A common stock was $2.50 as of September 11, 2017.

Options (whether Incentive Options or Nonqualified Options) granted under the Plan generally may be exercised only while the recipient is employed or retained by the Company or within three months after the date of termination of employment. However, if termination is due to death or permanent disability of the option holder, the option may be exercised within one year of the date of termination. To exercise an award, the option holder’s payment may be made by cash or by any other means approved by the Board of Directors or the Omnibus Committee.

Under the terms of the Plan, an option holder has none of the rights of a stockholder with respect to the shares issuable upon the exercise of the option or satisfaction of conditions for the award, until such shares are issued. No adjustment may be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Plan. During the lifetime of the recipient, an award is exercisable only by the option holder. No option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution.

Restricted stock may also be awarded under the Plan. Under the Plan, a restricted stock award or unit is a grant of shares of our Class A common stock that is subject to certain restrictions that we place on such stock. Typically, the restricted stock is subject to forfeiture by the recipient, which gradually decreases in amount over a certain period of time. Generally, any “unvested” shares at the time of termination or resignation of the recipient are forfeited unless modified by the Board. Any “unvested” shares of restricted stock issued to directors will immediately vest upon their termination from the Board. Other restrictions may be placed on the stock, including, but not limited to, Section 16 of the Securities Exchange Act and other transfer restrictions subsequent to vesting and after issuance.

Federal Income Tax Consequences

Nonqualified Stock Options. Generally, no income is recognized when a nonqualified stock option is granted to the option holder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an incentive option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an incentive option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the “Holding Periods”). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

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Restricted Stock. In the case of a restricted stock award, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Internal Revenue Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us. In the case of restricted stock units, the election under Section 83(b) of the Internal Revenue Code is not available and the holder may elect to defer receipt of the stock, and thus taxation thereon, when the vesting occurs. When a holder so elects deferral, the holder must remain at risk that the property (stock) may never be delivered to him due to adverse developments.

The Company Deduction. We are entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the option holder. We are also entitled to a tax deduction in connection with the vesting of restricted stock or, earlier in the case of the grantee making an election pursuant to Section 83(b) of the Internal Revenue Code (in both cases, conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

Holding Periods. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character. In the case of restricted stock units, the holding period does not begin until the holder elects to receive the shares of Class A common stock and be subject to the recognition of income subject to taxation at ordinary income rates.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the Plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this Proxy Statement.

Required Vote of Stockholders

Item No. 3 will be adopted if a majority of the outstanding Class A common stock having voting power, present in person or represented by proxy affirmatively votes in favor of this proposal. Consequently, absentations will have the effect of votes cast against this proposal and broker non-votes will have the effect of reducing the absolute number, but not the percentage, of affirmative votes needed to pass this proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE APPROVAL OF THE

AMENDMENT TO THE PLAN TO INCREASE THE SHARES AVAILABLE FOR FUTURE

ISSUANCE UNDER THE PLAN BY 1,200,000 SHARES

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ITEM NO. 4

STOCKHOLDER ADVISORY VOTE ON THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT

UNDER THE SECTION TITLED “EXECUTIVE COMPENSATION”, INCLUDING THE COMPENSATION TABLES AND OTHER NARRATIVE EXECUTIVE COMPENSATION DISCLOSURES THEREIN, REQUIRED BY ITEM 402 OF SEC REGULATION S-K

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay for performance. An executive officer’s compensation package is comprised of two components: (i) a base salary, which reflects individual performance and expertise and (ii) bonus and long-term incentive awards, tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time for us. We believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal year 2017 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay philosophy, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, the Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

As an advisory vote, this proposal is non-binding on us. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Required Vote of Stockholders

Item No. 4 will be adopted if a majority of the outstanding Class A common stock having voting power, present in person or represented by proxy, affirmatively votes in favor of this proposal. Consequently, absentations will have the effect or votes cast against this proposal and broker non-votes will have the effect of reducing the absolute number, but not percentage, of affirmative votes needed to pass this proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS DISCLOSED IN THIS PROXY STATEMENT UNDER THE SECTION TITLED “EXECUTIVE COMPENSATION”, INCLUDING THE COMPENSATION TABLES AND OTHER NARRATIVE EXECUTIVE COMPENSATION DISCLOSURES THEREIN, REQUIRED BY ITEM 402 OF SEC REGULATION S-K

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ITEM NO. 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms. Our Audit Committee has appointed BDO as our independent registered public accounting firm for our fiscal year ending June 30, 2017. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our By-laws or otherwise, we are submitting the selection of BDO to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

As previously disclosed by us in a Current Report on Form 8-K filed on August 5, 2015 with the SEC, on August 1, 2015, we were notified that effective August 1, 2015, the accounting practice of Cross, Fernandez and Riley LLP (“CFR”), our former independent registered public accounting firm, was combined with BDO, and as a result, CFR’s professional employees and partners joined BDO either as employees or partners. Accordingly, effective August 1, 2015, CFR resigned as our auditors and with the approval of the Audit Committee, BDO was engaged as our independent registered public accounting firm for the year ended June 30, 2015, in connection with the audit of our financial statements, and the review of our quarterly reports for fiscal 2016.

Prior to engaging BDO, we did not consult with BDO regarding (a) the application of accounting principles to a specific completed or contemplated transaction regarding the type of audit opinions that might be rendered by BDO on our financial statements, and BDO did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing, or financial reporting issue, or (b) a disagreement or reportable event as described under Item 304(a)(2)(11) of Regulation S-K.

The report of independent registered public accounting firm of CFR regarding our financial statements for the fiscal year ended June 30, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended June 30, 2014 and 2015, and during the interim period from the end of fiscal 2015 through August 1, 2015, the date of resignation, there were no (a) disagreements as described under Item 304(a)(i)(iv) or Regulation S-K, with CFR on any matter or accounting principles or disagreements, if not resolved to the satisfaction of CFR would have caused it to make reference to such disagreement in its report, or (b) reportable events, as described under Item 304(a)(i)(v) of Regulation S-K.

Representatives of BDO will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

The following table presents fees paid or to be paid for professional audit services rendered by BDO for the audit of our annual financial statements during the years ended June 30, 2017 and 2016, review of financial statements included in our quarterly reports during the years ended June 30, 2017 and 2016, and fees billed for other services rendered by BDO:

	Fiscal 2017	Fiscal 2016
	BDO	BDO
Audit Fees (1)	$184,831	$117,645
Audit-Related Fees (2)	92,579	199,981
Tax Fees	20,725	—
All Other Fees (3)	27,960	—
Total All Fees	$326,095	$317,626

(1)	Audit Fees consisted of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.

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(2)	Audit-related fees in fiscal 2016 and 2017 pertained to work performed concerning the due diligence and audit of ISP. We acquired ISP, and its wholly owned subsidiary, ISP Latvia, on December 21, 2016.
(3)	All Other Fees consist of fees billed for professional services rendered for transfer pricing studies.

The Audit Committee has adopted policies and procedures to oversee the external audit process including engagement letters, estimated fees and solely pre-approving all permitted audit and non-audit work performed by BDO, as applicable. The Audit Committee has pre-approved all fees for audit, audit related and non-audit work performed.

THE BOARD RECOMMENDS VOTING FOR
THE RATIFICATION OF BDO AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2017

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OTHER BUSINESS

The Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2017 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2017, which contains our Form 10-K for the fiscal year ended June 30, 2017, and consolidated financial statements, as filed with the SEC, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

J. James Gaynor

President & Chief Executive Officer
Orlando, Florida
September [__], 2017

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Appendix A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF LIGHTPATH TECHNOLOGIES, INC.

Pursuant to Section 222 and 242 of the General Corporation Law of the State of Delaware, LightPath Technologies, Inc., a Delaware corporation (the “Company”) does hereby certify as follows:

1.	The name of the Company is LightPath Technologies, Inc. The Company was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on June 15, 1992, which was subsequently amended by the filing of Certificates of Amendment to Certificate of Incorporation with the Secretary of State of the State of Delaware on October 2, 1995, November 12, 1997, February 28, 2003, and March 1, 2016 (collectively, the “Certificate of Incorporation”).
2.	The Certificate of Incorporation is hereby amended to increase the authorized shares of the Company’s common stock to Fifty Million (50,000,000) and Article FOURTH of the Company’s Certificate of Incorporation shall be amended as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Fifty-Five Million (55,000,000) shares, divided into Fifty Million (50,000,000) shares of common stock, par value $0.01 per share, and Five Million (5,000,000) shares of preferred stock, par value $0.01 per share. The Board of Directors of the Corporation shall have the authority to issue such shares of common stock and preferred stock in one or more classes or series, with such voting powers, designations, preferences, and relative, participating, optional, or other special rights, if any, and such qualifications, limitations, or restrictions thereof, if any, as shall be provided for in a resolution or resolutions adopted by the Board of Directors of the Corporation and filed as a Certificate of Designations pursuant to Section 151(g) of the General Corporation Law of the State of Delaware.”

3.	The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Company and declaring said amendment to be advisable. The requisite stockholders of the Company have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.
4.	This Certificate of Amendment to the Certificate of Incorporation shall be effective immediately upon filing.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer on this ___ day of October 2017.

LightPath Technologies, Inc.

By:
Name:	J. James Gaynor
Title:	President and Chief Executive Officer

Appendix B

PROPOSED AMENDMENT NO. 7 TO THE

AMENDED AND RESTATED LIGHPATH TECHNOLOGIES, INC.

OMNIBUS INCENTIVE PLAN

October 27, 2017

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended by increasing the “Plan Maximum,” as defined in Section 6 of the Plan, from 3,915,625 shares of Class A Common Stock to 5,115,625 shares of Class A Common Stock, subject to adjustment as provided in Section 15 of the Plan. This Amendment No. 7 to the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan was adopted by the Board of Directors on September 14, 2017, and approved by the stockholders of LightPath Technologies, Inc. on and effective as of October 26, 2017.

PROXY

ANNUAL MEETING OF STOCKHOLDERS
LIGHTPATH TECHNOLOGIES, INC.
October 26, 2017

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc.,
which recommends that you vote FOR Items 1, 2, 3, 4, and 5.

The undersigned hereby appoints Robert Ripp (the “Proxy”), with power of substitution, to vote on the following matters, which may properly come before the Annual Meeting of Stockholders of LightPath Technologies, Inc. to be held on Thursday, October 26, 2017 at 11:00 a.m. EDT at the Hyatt Regency Orlando International Airport Hotel, 9300 Airport Boulevard, Orlando, Florida 32827, and at any adjournment or postponement thereof. The Proxy shall cast votes according to the number of shares of Class A common stock of the Company that the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said Proxy may lawfully do by virtue hereof and thereof.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting:

The Annual Report & Proxy Statement are available at
http://www.viewproxy.com/lightpath/fiscal2018.

Item No. 1: To approve the election of the Class III Directors.

The nominees are:	FOR	WITHHOLD

01 Louis Leeburg	☐	☐

02 Craig Dunham	☐	☐

Item No. 2: To approve an amendment to the Certificate of Incorporation of LightPath Technologies, Inc., as amended, to increase the number of authorized shares of common stock from 40,000,000 shares to 50,000,000 shares.

☐  FOR          ☐  AGAINST           ☐ ABSTAIN

Item No. 3: To approve an amendment to the Amended and Restated Omnibus Incentive Plan of LightPath Technologies, Inc., to increase the shares available for future grants under the Plan by 1,200,000 shares.

☐  FOR          ☐  AGAINST           ☐ ABSTAIN

CONTROL NUMBER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

Item No. 4: To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in the proxy statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K.

☐  FOR          ☐  AGAINST           ☐ ABSTAIN

Item No. 5: To ratify the selection of BDO USA LLP as independent registered public accounting firm.

☐  FOR          ☐  AGAINST           ☐ ABSTAIN

In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

If you plan to attend the Annual Meeting, please check here ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL ITEMS UNDER ITEM NOS. 1, 2, 3, 4, and 5.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the Proxy Statement dated September __, 2017 and a copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2017.

Date: _______________________________________________  , 2017

Signature: ________________________________________________________

Signature (Joint Owners): ____________________________________________

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet: Go to www.AALvote.com/LPTH	Vote Your Proxy by Phone: Call 1 (866) 804-9616	Vote Your Proxy by Mail:

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.